Exhibit (8)(r)(1)

Amendment No. 1 to Participation Agreement

Franklin Templeton Variable Insurance Products Trust

Franklin/Templeton Distributors, Inc.

Sun Life Assurance Company of Canada (U.S.)

Sun Life Insurance and Annuity Company of New York

Clarendon Insurance Agency, Inc.

Effective as of October 24, 2003

The participation agreement, dated as of September 16, 2002, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Clarendon Insurance Agency, Inc. (the “Agreement”) is hereby amended as follows:

1. The following paragraphs of Section 3 are hereby deleted in their entirety and replaced with the following paragraphs:

“3.1 We will make shares of the Portfolios available to the Accounts for the benefit of the Contracts. The shares will be available for purchase at the net asset value per share next computed after we (or our agent) receive a purchase order, as established in accordance with the provisions of the then current prospectus of the Trust. Notwithstanding the foregoing, the Trust’s Board of Trustees (“Trustees”) may refuse to sell shares of any Portfolio to any person, or may suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Trustees, they deem such action to be in the best interests of the shareholders of such Portfolio. Without limiting the foregoing, the Trustees have determined that there is a significant risk that the Trust and its shareholders may be adversely affected by investors with short term trading activity and/or whose purchase and redemption activity follows a market timing pattern as defined in the prospectus for the Trust, and have authorized the Trust, the Underwriter and the Trust’s transfer agent to adopt procedures and take other action (including, without limitation, rejecting specific purchase orders) as they deem necessary to reduce, discourage or eliminate such trading and/or market timing activity. You agree to cooperate with us to assist us in implementing the Trust’s restrictions on excessive and/or short term trading activity and/or purchase and redemption activity that follows a market timing pattern.

3.4 You are hereby appointed as our designee for the sole purpose of receiving from Contract owners purchase and exchange orders and requests for redemption resulting from investment in and payments under the Contracts that pertain to subaccounts that invest in Portfolios (“Instructions”). “Business Day” shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC and its current prospectus. “Close of Trading” shall mean the close of trading on the New York Stock Exchange, generally 4:00 p.m. eastern time. You represent and warrant that all

Exhibit (8)(r)(1)

Instructions transmitted to us for processing on or as of a given Business Day (“Day 1”) shall have been received in proper form and time stamped by you prior to the Close of Trading on Day 1. Such Instructions shall receive the share price next calculated following the Close of Trading on Day 1 , provided that we receive such Instructions from you before 9 a.m. Eastern Time on the next Business Day (“Day 2”). You represent and warrant that Instructions received in proper form and time stamped by you after the Close of Trading on Day 1 shall be treated by you and transmitted to us as if received on Day 2. Such Instructions shall receive the share price next calculated following the Close of Trading on Day 2. You represent and warrant that you have and will maintain systems in place reasonably designed to prevent Instructions received after the Close of Trading on Day 1 from being executed with Instructions received before the Close of Trading on Day 1. All Instructions we receive from you after 9 a.m. Eastern Time on Day 2 shall be processed by us on the following Business Day and shall receive the share price next calculated following the Close of Trading on Day 2.”

2. Schedules B, C and D of the Agreement are deleted in their entirety and are replaced with the Schedules B, C and D attached hereto, respectively:

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties have caused their duly authorized officers to execute this Amendment.

The Trust:	Franklin Templeton Variable Insurance Products Trust

Only on behalf of each Portfolio listed on Schedule C hereof.

	By:	/s/ Karen L. Skidmore
	Name:	Karen L. Skidmore
	Title:	Assistant Vice President

The Underwriter:	Franklin/Templeton Distributors, Inc.

	By:	/s/ Philip J. Kearns
	Name:	Philip J. Kearns
	Title:	Vice President

Exhibit (8)(r)(1)

The Company:	Sun Life Assurance Company of Canada (U.S.)

	By:	/s/ Mark DeTora
For the President
	Name:	Mark DeTora
	Title:	Vice President, Individual Insurance

	By:	/s/ Randi M. Stern
For the Secretary
	Name:	Randi M. Sterrn
	Title:	Vice President, Product Pricing and Design

The Company:	Sun Life Insurance and Annuity Company of New York

	By:	/s/ Mark DeTora
For the President
	Name:	Mark DeTora
	Title:	Vice President, Individual Insurance

	By:	/s/ Maura A. Murphy
For the Secretary
	Name:	Maura A. Murphy
	Title:	Senior Counsel

Distributor for the Company:	Clarendon Insurance Agency, Inc.

	By:	/s/ Imants Saksons
For the President
	Name:	Imants Saksons
	Title:	Vice President, Individual Distribution

	By:	/s/ William T. Evers
For the Secretary
	Name:	William T. Evers
	Title:	Senior Counsel

Exhibit (8)(r)(1)

Schedule B

Accounts of the Company

1.	Name:	KBL Variable Account A
	Date Established:	January 1996
	SEC Registration Number:	811-08635

2.	Name:	Keyport Life Variable Account A
	Date Established:	January 1996
	SEC Registration Number:	811-7543

3.	Name:	Sun Life (NY)Variable Account C
	Date Established:	October 1985
	SEC Registration Number:	811-04440

4.	Name:	Sun Life (NY) Variable Account D
	Date Established:	April 1986
	SEC Registration Number:	811-04633

5.	Name:	Sun Life of Canada (U.S.)Variable Account F
	Date Established:	July 1989
	SEC Registration Number:	811-05846

6.	Name:	Sun Life of Canada (U.S.)Variable Account G
	Date Established:	July 1996
	SEC Registration Number:	811-07837

7.	Name:	Sun Life of Canada (U.S.) Separate Account H
	Date Established:	December 1998
	SEC Registration Number:	Not registered

8.	Name:	Sun Life of Canada (U.S.)Variable Account I
	Date Established:	December 1998
	SEC Registration Number:	811-09137

Exhibit (8)(r)(1)

Schedule C

Available Portfolios and Classes of Shares of the Trust; Investment Advisers

Franklin Templeton Variable Insurance Products Trust	Investment Adviser

Franklin Small Cap Value Securities Fund, Class 1 and Class 2	Franklin Advisory Services, LLC

Mutual Shares Securities Fund, Class 1 and Class 2	Franklin Mutual Advisers, LLC

Templeton Foreign Securities Fund, Class 1 and Class 2	Franklin Investment Counsel, LLC

Temple Growth Securities Fund, Class 1 and Class 2	Templeton Global Advisors Limited

Templeton Developing Markets Securities Fund, Class 2	Franklin Asset Management, Ltd.

C

Exhibit (8)(r)(1)

Schedule D

Contracts of the Company

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
1.	Sun Life Assurance Company of Canada (U.S.)	All-Star Annuity Contract Yes #333-74844 Form ID: RFFII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

2.	Sun Life Assurance Company of Canada (U.S.)	All-Star Extra Annuity Contract Yes #333-83362 Form ID: FAII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

3.	Sun Life Assurance Company of Canada (U.S.)	All-Star Freedom Annuity Contract Yes #333-83364 Form ID: FIIII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

4.	Sun Life Assurance Company of Canada (U.S.)	All-Star Traditions Annuity Contract Yes #333-83516 Form ID: RCHII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

5.	Sun Life Assurance Company of Canada (U.S.)	Futurity Accolade Annuity Contract Yes #333-82957 Form ID: FA-IND-MVA-99-1 FII-GR-CERT-00-1 FII-IND-MVAPR-00-1 FII-GR-CERTPR-00-1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Temple Growth Securities Fund

6.	Sun Life Assurance Company of Canada (U.S.)	Futurity Accumulator II Variable Universal Life Insurance Policies Yes #333-100829 Form ID: CVVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

7.	Sun Life Assurance Company of Canada (U.S.)	Futurity Accumulator Variable Universal Life Insurance Policies Yes #333-59662 Form ID: CVVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

Exhibit (8)(r)(1)

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
8.	Sun Life Assurance Company of Canada (U.S.)	Futurity Corporate Variable Universal Life Insurance Policies Yes #333-65048 Form ID: VUL-COLI-97	Sun Life of Canada (U.S.) Variable Account G Yes #811-07837	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

9.	Sun Life Assurance Company of Canada (U.S.)	Futurity Focus Annuity Contract Yes #333-05227 Form ID: RC-MVA-CONT-96 RC-MVA-CERT-96	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

10.	Sun Life Assurance Company of Canada (U.S.)	Futurity Focus II Annuity Contract Yes #333-31248 Form ID: FII-IND-MVA-00-1 FII-GR-CERT-00-1 FII-IND-MVAPR-00-1 FII-GR-CERTPR-00-1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

11.	Sun Life Assurance Company of Canada (U.S.)	Futurity II Annuity Contract Yes #333-41628 Form ID: RP-GR-CONT-98-1 RP-IND-MVA-98-1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

12.	Sun Life Assurance Company of Canada (U.S.)	Futurity III Annuity Contract Yes #333-30844 Form ID: RCH-IND-MVA-00-1 RCH-GR-CERT-00-1 RCH-INDMVAPR-00-1 RCH-GRCERT-PR-00-1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

13.	Sun Life Assurance Company of Canada (U.S.)	Futurity Protector II Variable Universal Life Insurance Policies Yes #333-100831 Form ID: DBVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

14.	Sun Life Assurance Company of Canada (U.S.)	Futurity Protector Variable Universal Life Insurance Policies Yes #333-68601 Form ID: DBVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

Exhibit (8)(r)(1)

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
15.	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Four Annuity Contract Yes #333-41438 Form ID: REF-IND-MVA-00-1 REF-GR-CERT-00-1 REF-INDMVAPR-00-1 REF-GRCERT-PR-00-1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

16.	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Four Plus Annuity Contract Yes #333-74844 Form ID: RFFII-IND-MVA-02 RFFII-IND-MVAPR-02 RFFII-GR-CERT-02 RFFII-GR-CERTPR-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

17.	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Freedom Annuity Contract Yes #333-83364 Form ID: FIII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

18.	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Incentive Annuity Contract Yes #333-83362 Form ID: FAII-IND-MVA-02 FAII-IND-MVAPR-02 FAII-GR-CERT-02 FAII-GR-CERTPR-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

19.	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Seven Annuity Contract Yes #333-83516 Form ID: CHII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

20.	Sun Life Assurance Company of Canada (U.S.)	Futurity Survivorship II Variable Universal Life Insurance Policies Yes #333-94359 Form ID: SVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

Exhibit (8)(r)(1)

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
21.	Sun Life Assurance Company of Canada (U.S.)	Keyport Advisor Optima Keyport Advisor Charter Annuity Contract Yes #333-1043 Form ID: DVA(1) DVA(1)/CERT DVA(1)/IND	Keyport Life Variable Account A Yes #811-7543	Class 2 Shares: Templeton Developing Markets Securities Fund

22.	Sun Life Assurance Company of Canada (U.S.)	Regatta Masters Access Annuity Contract Yes #333-83364 Form ID: FIIII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

23.	Sun Life Assurance Company of Canada (U.S.)	Regatta Masters Choice Annuity Contract Yes #333-83516 Form ID: RCHII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

24.	Sun Life Assurance Company of Canada (U.S.)	Regatta Masters Extra Annuity Contract Yes #333-83362 Form ID: FAII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

25.	Sun Life Assurance Company of Canada (U.S.)	Regatta Masters Flex Annuity Contract Yes #333-74972 Form ID: FIIII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

26.	Sun Life Assurance Company of Canada (U.S.)	Sun Life Large Case PPVUL No	Sun Life of Canada (U.S.) Variable Account H No	Class 1 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund Templeton Growth Securities Fund

27.	Sun Life Assurance Company of Canada (U.S.)	Sun Life Large Case VUL Yes #33-111688 Form ID: VUL-COLI-2004	Sun Life of Canada (U.S.) Variable Account G Yes #811-07837	Class 1 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund Templeton Growth Securities Fund

28.	Sun Life Insurance and Annuity Company of New York	All-Star Extra NY Annuity Contract Yes #333-99907 Form ID: NY-FA-II-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Templeton Foreign Securities Fund Franklin Growth and Income Fund Mutual Shares Securities Fund

Exhibit (8)(r)(1)

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
29.	Sun Life Insurance and Annuity Company of New York	All-Star Freedom NY Annuity Contract Yes #333-100475 Form ID: NY-FII-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

30.	Sun Life Insurance and Annuity Company of New York	All-Star NY Annuity Contract Yes #333-100474 Form ID: NY-RFF-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

31.	Sun Life Insurance and Annuity Company of New York	Futurity Accolade NY Annuity Contract Yes #333-67864 Form ID: NY-FA-01	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

32.	Sun Life Insurance and Annuity Company of New York	Futurity Accumulator II Variable Universal Life Insurance Policies Yes #333-105437 Form ID: CVVUL-2001	Sun Life (NY) Variable Account D Yes #811-04633	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

33.	Sun Life Insurance and Annuity Company of New York	Futurity Protector II Variable Universal Life Insurance Policies Yes #333-105438 Form ID: DBVUL-2001	Sun Life (NY) Variable Account D Yes #811-04633	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

34.	Sun Life Insurance and Annuity Company of New York	Futurity Survivorship II Variable Universal Life Insurance Policies Yes #333-105441 Form ID: SVUL-2001	Sun Life (NY) Variable Account D Yes #811-04633	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

35.	Sun Life Insurance and Annuity Company of New York	Keyport Advisor Optima Keyport Advisor Charter Annuity Contract Yes #333-45727 Form ID: DVA(1)/CERT (N.Y.) DVA(1)/ (N.Y)	KBL Variable Account A Yes #811-08635	Class 2 Shares: Templeton Developing Markets Securities Fund

36.	Sun Life Insurance and Annuity Company of New York	Regatta Masters Access NY Annuity Contract Yes #333-83364 Form ID: NY-FII-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

Exhibit (8)(r)(1)

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
37.	Sun Life Insurance and Annuity Company of New York	Regatta Masters Extra NY Annuity Contract Yes #333-99907 Form ID: NY-FAII-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

38.	Sun Life Insurance and Annuity Company of New York	Regatta Masters Flex NY Annuity Contract Yes #333-100474 Form ID: NY-RFII-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

J:\GC\Participation & Services Agreements\Participation Agreements\Franklin Templeton\FPA Amendment No.1 2003 (mamdraft1).doc

Exhibit (8)(r)(1)

Amendment No. 2 to Participation Agreement

As of May 3, 2004

by and among

Franklin Templeton Variable Insurance Products Trust

Franklin/Templeton Distributors, Inc.

Sun Life Assurance Company of Canada (U.S.)

Sun Life Insurance and Annuity Company of New York

Clarendon Insurance Agency, Inc.

Franklin Templeton Variable Insurance Products Trust (the “Trust”), Franklin/Templeton Distributors, Inc. (the “Underwriter,” and together with the Trust, “we” or “us”), Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York (“you”), and Clarendon Insurance Agency, Inc., your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated September 16, 2002 and amended October 24, 2003 (the “Agreement”).

The parties now desire to amend the Agreement in this amendment (the “Amendment”).

Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

A M E N D M E N T

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1.	Section 2.1.6 of the Agreement is hereby amended to add the following sentence at the end of the section:

“Without limiting the foregoing, you confirm that you require the broker-dealers, via your sales agreement with them, to have reasonable grounds for recommending as suitable a Contract purchase for all Contract owners.”

2.	A new Section 2.2.13 is hereby added to the Agreement as follows:

“2.1.13 As covered financial institutions we, only with respect to Portfolio shareholders, and you each undertake and agree to comply, and to take full responsibility in complying with any and all applicable laws, regulations, protocols and other requirements relating to money laundering including, without limitation, the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (Title III of the USA PATRIOT Act).”

Exhibit (8)(r)(1)

3.	Section 3 of the Agreement is hereby deleted in its entirety and replaced with the following Section 3:

“3. Purchase and Redemption of Trust Portfolio Shares

3.1	Availability of Trust Portfolio Shares

3.1.1 We will make shares of the Portfolios available to the Accounts for the benefit of the Contracts. The shares will be available for purchase at the net asset value per share next computed after we (or our agent, or you as our designee) receive a purchase order, as established in accordance with the provisions of the then current prospectus of the Trust. All orders are subject to acceptance by us and by the Portfolio or its transfer agent, and become effective only upon confirmation by us. Notwithstanding the foregoing, the Trust’s Board of Trustees (“Trustees”) may refuse to sell shares of any Portfolio to any person, or may suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Trustees, they deem such action to be in the best interests of the shareholders of such Portfolio.

3.1.2 Without limiting the other provisions of this Section 3.1, among other delegations by the Trustees, the Trustees have determined that there is a significant risk that the Trust and its shareholders may be adversely affected by investors with short term trading activity and/or whose purchase and redemption activity follows a market timing pattern as defined in the prospectus for the Trust, and have authorized the Trust, the Underwriter and the Trust’s transfer agent to adopt procedures and take other action (including, without limitation, rejecting specific purchase orders in whole or in part) as they deem necessary to reduce, discourage, restrict or eliminate such trading and/or market timing activity. You agree that your purchases and redemptions of Portfolio shares are subject to, and that you will assist us in implementing, to the extent permitted by the Contracts, the Market Timing Trading Policy and Additional Policies (as described in the Trust’s prospectus) and the Trust’s restrictions on excessive and/or short term trading activity and/or purchase and redemption activity that follows a market timing pattern.

3.1.3 We agree that shares of the Trust will be sold only to life insurance companies which have entered into fund participation agreements with the Trust (“Participating Insurance Companies”) and their separate accounts or to qualified pension and retirement plans in accordance with the terms of the Shared Funding Order. No shares of any Portfolio will be sold to the general public.

3.2	Manual or Automated Portfolio Share Transactions

3.2.1 Section 3.3 of this Agreement shall govern and Section 3.4 shall not be operative, unless we receive from you at the address provided in the next sentence, written notice that you wish to communicate, process and settle purchase and redemptions for shares (collectively, “share transactions”) via the Fund/SERV and Networking systems of the National Securities Clearing Corporation (“NSCC”). The address for you to send such written notice shall be: Retirement Services,

Exhibit (8)(r)(1)

Franklin Templeton Investments, 910 Park Place, 1st Floor, San Mateo, California 94403-1906. After giving ten {IO) days’ advance written notice at the address provided in the previous sentence of your desire to use NSCC processing, Section 3.4 of this Agreement shall govern and Section 3.3 shall not be operative.

3.2.2 At any time when, pursuant to the preceding paragraph, Section 3.4 of this Agreement governs, any party to this Agreement may send written notice to the other parties that it chooses to end the use of the NSCC Fund/SERV and Networking systems and return to manual handling of share transactions. Such written notice shall be sent: {i) if from you to us, to the address provided in the preceding paragraph; (ii) if from us to you, to your address in Schedule G of this Agreement. After giving ten (10) days’ advance written notice at the address as provided in the previous sentence, Section 3.3 of this Agreement shall govern and Section 3.4 shall not be operative.

3.3	Manual Purchase and Redemption

3.3.1 You are hereby appointed as our designee for the sole purpose of receiving from Contract owners purchase and exchange orders and requests for redemption resulting from investment in and payments under the Contracts that pertain to subaccounts that invest in Portfolios (“Instructions”). “Business Day” shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC and its current prospectus. “Close of Trading” shall mean the close of trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. You represent and warrant that all Instructions transmitted to us for processing on or as of a given Business Day (“Day 1”) shall have been received in proper form and time stamped by you prior to the Close of Trading on Day 1. Such Instructions shall receive the share price next calculated following the Close of Trading on Day 1, provided that we receive such Instructions from you before 9 a.m. Eastern Time on the next Business Day {“Day 2”). You represent and warrant that Instructions received in proper form and time stamped by you after the Close of Trading on Day 1 shall be treated by you and transmitted to us as if received on Day 2. Such Instructions shall receive the share price next calculated following the Close of Trading on Day 2. You represent and warrant that you have, maintain and periodically test, procedures and systems in place reasonably designed to prevent Instructions received after the Close of Trading on Day 1 from being executed with Instructions received before the Close of Trading on Day 1. All Instructions we receive from you after 9 a.m. Eastern Time on Day 2 shall be processed by us on the following Business Day and shall receive the share price next calculated following the Close of Trading on Day 2.

3.3.2 We shall calculate the net asset value per share of each Portfolio on each Business Day, and shall communicate these net asset values to you or your designated agent on a daily basis as soon as reasonably practical after the calculation is completed (normally by 6:30 p.m. Eastern Time).

Exhibit (8)(r)(1)

3.3.3 You shall submit payment for the purchase of shares of a Portfolio on behalf of an Account in federal funds transmitted by wire to the Trust or to its designated custodian, which must receive such wires no later than the close of the Reserve Bank, which is 6:00 p.m. Eastern Time, on the Business Day following the Business Day as of which such purchases orders are made.

3.3.4 We will redeem any full or fractional shares of any Portfolio, when requested by you on behalf of an Account, at the net asset value next computed after receipt by us (or our agent or you as our designee) of the request for redemption, as established in accordance with the provisions of the then current prospectus of the Trust. We shall make payment for such shares in the manner we establish from time to time, but in no event shall payment be delayed for a greater period than is permitted by the 1940 Act.

3.3.5 Issuance and transfer of the Portfolio shares will be by book entry only. Stock certificates will not be issued to you or the Accounts. Portfolio shares purchased from the Trust will be recorded in the appropriate title for each Account or the appropriate subaccount of each Account.

3.3.6 We shall furnish, on or before the ex-dividend date, notice to you of any income dividends or capital gain distributions payable on the shares of any Portfolio. You hereby elect to receive all such income dividends and capital gain distributions as are payable on shares of a Portfolio in additional shares of that Portfolio, and you reserve the right to change this election in the future. We will notify you of the number of shares so issued as payment of such dividends and distributions.

3.3.7 Each party to this Agreement agrees that, in the event of a material error resulting from incorrect information or confirmations, the parties will seek to comply in all material respects with the provisions of applicable federal securities laws.

3.4	Automated Purchase and Redemption

3.4.1 “Fund/SERV” shall mean NSCC’s Mutual Fund Settlement, Entry and Registration Verification System, a system for automated, centralized processing of mutual fund purchase and redemption orders, settlement, and account registration; “Networking” shall mean NSCC’s system that allows mutual funds and life insurance companies to exchange account level information electronically; and “Settling Bank” shall mean the entity appointed by the Trust or you, as applicable, to perform such settlement services on behalf of the Trust and you, as applicable, which entity agrees to abide by NSCC’s then current rules and procedures insofar as they relate to same day funds settlement. In all cases, processing and settlement of share transactions shall be done in a manner consistent with applicable law.

3.4.2 You are hereby appointed as our designee for the sole purpose of receiving from Contract owners purchase and exchange orders and requests for redemption resulting from investment in and payments under the Contracts that

Exhibit (8)(r)(1)

pertain to subaccounts that invest in Portfolios (“Instructions”). “Business Day” shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC and its current prospectus. “Close of Trading” shall mean the close of trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. Upon receipt of Instructions, and upon your determination that there are good funds with respect to Instructions involving the purchase of shares, you will calculate the net purchase or redemption order for each Portfolio.

3.4.3 On each Business Day, you shall aggregate all purchase and redemption orders for shares of a Portfolio that you received prior to the Close of Trading. You represent and warrant that all orders for net purchases or net redemptions derived from Instructions received by you and transmitted to Fund/SERV for processing on or as of a given Business Day (“Day 1”) shall have been received in proper form and time stamped by you prior to the Close of Trading on Day 1. Such orders shall receive the share price next calculated following the Close of Trading on Day 1, provided that we receive Instructions from Fund/SERV by 6:30 a.m. Eastern Time on the next Business Day (“Day 2”). You represent and warrant that orders received in good order and time stamped by you after the Close of Trading on Day 1 shall be treated by you and transmitted to Fund/SERV as if received on Day 2. Such orders shall receive the share price next calculated following the Close of Trading on Day 2. All Instructions we receive from Fund/SERV after 6:30 a.m. Eastern Time on Day 2 shall be processed by us on the following Business Day and shall receive the share price next calculated following the close of trading on Day 2. You represent and warrant that you have, maintain and periodically test, procedures and systems in place reasonably designed to prevent orders received after the Close of Trading on Day 1 from being executed with orders received before the Close of Trading on Day 1, and periodically monitor the systems to determine their effectiveness. Subject to your compliance with the foregoing, you will be considered the designee of the Underwriter and the Portfolios, and the Business Day on which Instructions are received by you in proper form prior to the Close of Trading will be the date as of which shares of the Portfolios are deemed purchased, exchanged or redeemed pursuant to such Instructions. Dividends and capital gain distributions will be automatically reinvested at net asset value in accordance with the Portfolio’s then current prospectus.

3.4.4 We shall calculate the net asset value per share of each Portfolio on each Business Day, and shall furnish to you through NSCC’s Networking or Mutual Fund Profile System: (i) the most current net asset value information for each Portfolio; and (ii) in the case of fixed income funds that declare daily dividends, the daily accrual or the interest rate factor. All such information shall be furnished to you by 6:30 p.m. Eastern Time on each Business Day or at such other time as that information becomes available.

3.4.5 You will wire payment for net purchase orders by the Trust’s NSCC Firm Number, in immediately available funds, to an NSCC settling bank account designated by you in accordance with NSCC rules and procedures on the same Business Day such purchase orders are communicated to NSCC. For purchases of shares of daily dividend accrual funds, those shares will not begin to accrue dividends until the day the payment for those shares is received.

Exhibit (8)(r)(1)

3.4.6 We will redeem any full or fractional shares of any Portfolio, when requested by you on behalf of an Account, at the net asset value next computed after receipt by us (or our agent or you as our designee) of the request for redemption, as established in accordance with the provisions of the then current prospectus of the Trust. NSCC will wire payment for net redemption orders by the Trust, in immediately available funds, to an NSCC settling bank account designated by you in accordance with NSCC rules and procedures on the Business Day such redemption orders are communicated to NSCC, except as provided in the Trust’s prospectus and statement of additional information.

3.4.7 Issuance and transfer of the Portfolio shares will be by book entry only. Stock certificates will not be issued to you or the Accounts. Portfolio shares purchased from the Trust will be recorded in the appropriate title for each Account or the appropriate subaccount of each Account.

3.4.8 We shall furnish through NSCC’s Networking or Mutual Fund Profile System on or before the ex-dividend date, notice to you of any income dividends or capital gain distributions payable on the shares of any Portfolio. You hereby elect to receive all such income dividends and capital gain distributions as are payable on shares of a Portfolio in additional shares of that Portfolio, and you reserve the right to change this election in the future. We will notify you of the number of shares so issued as payment of such dividends and distributions.

3.4.9 All orders are subject to acceptance by Underwriter and become effective only upon confirmation by Underwriter. Underwriter reserves the right: (i) not to accept any specific order or part of any order for the purchase or exchange of shares through Fund/SERV; and (ii) to require any redemption order or any part of any redemption order to be settled outside of Fund/SERV, in which case the order or portion thereof shall not be “confirmed” by Underwriter, but rather shall be accepted for redemption in accordance with Section 3.4.11 below.

3.4.10 All trades placed through Fund/SERV and confirmed by Underwriter via Fund/SERV shall settle in accordance with Underwriter’s profile within Fund/SERV applicable to you. Underwriter agrees to provide you with account positions and activity data relating to share transactions via Networking.

3.4.11 If on any specific day you or Underwriter are unable to meet the NSCC deadline for the transmission of purchase or redemption orders for that day, a party may at its option transmit such orders and make such payments for purchases and redemptions directly to you or us, as applicable, as is otherwise provided in the Agreement; provided , however, that we must receive written notification from you by 9:00 a.m. Eastern Time on any day that you wish to transmit such orders and/or make such payments directly to us.

Exhibit (8)(r)(1)

3.4.12 In the event that you or we are unable to or prohibited from electronically communicating, processing or settling share transactions via Fund/SERV, you or we shall notify the other, including providing the notification provided above in Section 3.4.11. After all parties have been notified, you and we shall submit orders using manual transmissions as are otherwise provided in the Agreement.

3.4.13 These procedures are subject to any additional terms in each Portfolio’s prospectus and the requirements of applicable law. The Trust reserves the right, at its discretion and without notice, to suspend the sale of shares or withdraw the sale of shares of any Portfolio.

3.4.14 Each party to the Agreement agrees that, in the event of a material error resulting from incorrect information or confirmations, the parties will seek to comply in all material respects with the provisions of applicable federal securities laws.

3.4.15 You and Underwriter represent and warrant that each: (a) has entered into an agreement with NSCC; (b) has met and will continue to meet all of the requirements to participate in Fund/SERV and Networking; (c) intends to remain at all times in compliance with the then current rules and procedures of NSCC, all to the extent necessary or appropriate to facilitate such communications, processing, and settlement of share transactions; and (d) will notify the other parties to this Agreement if there is a change in or a pending failure with respect to its agreement with NSCC.”

4.	A new Section 6.8 is hereby added to the Agreement as follows:

..6.8 You agree that any posting of Portfolio prospectuses on your website will result in the Portfolio prospectuses: (i) appearing identical to the hard copy printed version; (ii) being clearly associated with the particular Contracts in which they are available and posted in close proximity to the applicable Contract prospectuses; (iii) having no less prominence than prospectuses of any other underlying funds available under the Contracts; and (iv) being used in an authorized manner. Notwithstanding the above, you understand and agree that you are responsible for ensuring that participation in the Portfolios, and any website posting, or other use, of the Portfolio prospectuses is in compliance with this Agreement and applicable state and federal securities and insurance laws and regulations, including as they relate to paper or electronic use of fund prospectuses. The format of such presentation, the script and layout for any website that mentions the Trust, the Underwriter, an Adviser or the Portfolios shall be routed to us as sales literature or other promotional materials, pursuant to Section 6 of this Agreement.

In addition, you agree to be solely responsible for maintaining and updating the Portfolio prospectuses’ PDF files (including prospectus supplements) and removing and/or replacing promptly any outdated prospectuses, as necessary, ensuring that any accompanying instructions by us, for using or stopping use are followed. You agree to designate and make available to us a person to act as a sing-e

Exhibit (8)(r)(1)

point of communication contact for these purposes. We are not responsible for any additional costs or additional liabilities that may be incurred as a result of your election to place the Portfolio prospectuses on your website. We reserve the right to revoke this authorization, at any time and for any reason, although we may instead make our authorization subject to new procedures.”

5.	A new Section 6.9 is hereby added to the Agreement as follows:

“6.9 Each of your and your distributor’s registered representatives, agents, independent contractors and employees, as applicable, will have access to our websites at franklintempleton.com, and such other URLs through which we may permit you to conduct business concerning the Portfolios from time to time (referred to collectively as the “Site”) as provided herein: (i) upon registration by such individual on a Site which requires registered representative and branch identification numbers issued by the selling broker-dealer firm; (ii) if you cause a Site Access Request Form (an “Access Form”) to be signed by your authorized supervisory personnel and submitted to us, as a Schedule to, and legally a part of, this Agreement; or (iii) if you provide such individual with the necessary access codes or other information necessary to access the Site through any generic or firm-wide authorization we may grant you from time to time. Upon receipt by us of a completed registration submitted by an individual through the Site or a signed Access Form referencing such individual, we shall be entitled to rely upon the representations contained therein as if you had made them directly hereunder and we will issue a user identification, express number and/or password (collectively, “Access Code”). Any person to whom we issue an Access Code or to whom you provide the necessary Access Codes or other information necessary to access the Site through any generic or firm-wide authorization we may grant you from time to time shall be an “Authorized User.”

We shall be entitled to assume that such person validly represents you and that all instructions received from such person are authorized, in which case such person will have access to the Site, including all services and information to which you are authorized to access on the Site. All inquiries and actions initiated by you (including your Authorized Users) are your responsibility, are at your risk and are subject to our review and approval (which could cause a delay in processing). You agree that we do not have a duty to question information or instructions you (including Authorized Users) give to us under this Agreement, and that we are entitled to treat as authorized, and act upon, any such instructions and information you submit to us. You agree to take all reasonable measures to prevent any individual other than an Authorized User from obtaining access to the Site. You agree to inform us if you wish to restrict or revoke the access of any individual Access Code. If you become aware of any loss or theft or unauthorized use of any Access Code, you agree to contact us immediately. You also agree to monitor your (including Authorized Users’) use of the Site to ensure the terms of this Agreement are followed. You also agree that you will comply with all policies and agreements concerning Site usage, including without limitation the Terms of Use Agreement(s) posted on the Site (“Site Terms”), as may be revised and reposted on the Site from time to time, and those Site Terms (as in effect from time to time) are a part of this Agreement. Your duties under this section are considered “services” required under the terms of this Agreement. You acknowledge that the Site is transmitted over the Internet on a reasonable efforts basis and we do not warrant or guarantee its accuracy, timeliness, completeness, reliability or non-infringement. Moreover, you acknowledge that the Site is provided for informational purposes only, and is not intended to comply with any requirements established by any regulatory or governmental agency.”

8

Exhibit (8)(r)(1)

6.

A new paragraph is added at the end of Section 10.8 of the Agreement as follows: “Each party to this Agreement agrees to limit the disclosure of nonpublic personal information of Contract owners consistent with its policies on privacy with respect to such information and Regulation S-P of the SEC. Each party hereby agrees that it will comply with all applicable requirements under the regulations implementing Title V of the Gramm-Leach-Bliley Act and any other applicable federal and state consumer privacy acts, rules and regulations. Each party further represents that it has in place, and agrees that it will maintain, information security policies and procedures for protecting nonpublic personal customer information adequate to conform to applicable legal requirements.”

7.	Schedules B, C and D of the Agreement are hereby deleted in their entirety and replaced with the Schedules B, C and D attached hereto, respectively.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment.

The Trust:	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Only on behalf of
each Portfolio listed
on Schedule C of
the Agreement.	By:	/s/ Karen L. Skidmore
	Name:	Karen L. Skidmore
	Title:	Assistant Vice President

The Underwriter:	FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

	By:	/s/Scott M. Lee
	Name:	Scott M. Lee
	Title:	Senior Vice President

The Distributor:

CLARENDON INSURANCE AGENCY, INC.
FOR THE PRESIDENT

By:	/s/
Name:
Title:

9

Exhibit (8)(r)(1)

CLARENDON INSURANCE AGENCY, INC.
FOR THE SECRETARY

By:	/s/ William T. Evers
Name:
Title:

The Company:

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

FOR THE PRESIDENT

By: /s/ Edward M. Shea
Name:	Edward M. Shea
Title:	Assistant Vice President and Senior Counsel

FOR THE SECRETARY

By:	/s/ Susan J. Lazzo
Name:	Susan J. Lazzo
Title:	Senior Counsel

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

FOR THE PRESIDENT

By:	/s/ Edward M. Shea
Name:	Edward M. Shea
Title:	Assistant Vice President and Senior Counsel

FOR THE SECRETARY

By:	/s/ Susan J. Lazzo
Name:	Susan J. Lazzo
Title:	Senior Counsel

10

Exhibit (8)(r)(1)

Schedule B

Accounts of the Company

1.	Name:	KBL Variable Account A
	Date Established:	January 1996
	SEC Registration Number:	811-08635

2.	Name:	Keyport Life Variable Account A
	Date Established:	January 1996
	SEC Registration Number:	811-7543

3.	Name:	Sun Life {NY)Variable Account C
	Date Established:	October 1985
	SEC Registration Number:	811-04440

4.	Name:	Sun Life (NY) Variable Account D
	Date Established:	April 1986
	SEC Registration Number:	811-04633

5.	Name:	Sun Life of Canada (U.S.)Variable Account F
	Date Established:	July 1989
	SEC Registration Number:	811-05846

6.	Name:	Sun Life of Canada (U.S.)Variable Account G
	Date Established:	July 1996
	SEC Registration Number:	811-07837

7.	Name:	Sun Life of Canada (U.S.) Separate Account H
	Date Established:	November 2, 1998
	SEC Registration Number:	Not registered

8.	Name:	Sun Life of Canada (U.S.)Variable Account I
	Date Established:	December 1998
	SEC Registration Number:	811-09137

9.	Name:	Keyport 401 Variable Account P
	Date Established:	March 26, 2001
	SEC Registration Number:	Not registered

10.	Name:	Sun Life (N.Y.) Variable Account E
	Date Established:	May 21, 2003
	SEC Registration Number:	Not registered

B

Exhibit (8)(r)(1)

Schedule C

Available Portfolios and Classes of Shares of the Trust; Investment Advisers

Franklin Templeton Variable Insurance Products Trust Investment Adviser

Franklin Small Cap Value Securities Fund, Class 1 and Franklin Advisory Services, LLC Class 2

Mutual Shares Securities Fund, Class 1 and Class 2 Franklin Mutual Advisers, LLC

Templeton Foreign Securities Fund, Class 1 and Class 2 Franklin Investment Counsel, LLC Templeton Growth Securities Fund, Class 1 and Class 2 Templeton Global Advisors Limited Templeton Developing Markets Securities Fund, Class 2 Franklin Asset Management, Ltd.

Exhibit (8)(r)(1)

Schedule D

Contracts of the Company

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
1.	Sun Life Assurance Company of Canada (U.S.)	All-Star Annuity Contract Yes #333-74844 Fonn ID: RFFil-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

2.	Sun Life Assurance Company of Canada (U.S.)	All-Star Extra Annuity Contract Yes #333-83362 Fonn ID: FAll-IND-MV A-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

3.	Sun Life Assurance Company of Canada (U.S.)	All-Star Freedom Annuity Contract Yes #333-83364 Fonn ID: FIIIl-IND-MV A-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

4.	Sun Life Assurance Company of Canada (U.S.)	All-Star Traditions Annuity Contract Yes #333-83516 Fonn ID: RCHll-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

5.	Sun Life Assurance Company of Canada (U.S.)	Futurity Accolade Annuity Contract Yes #333-82957 Form ID: FA-IND-MVA-99- 1 Fil-GR-CERT-00- 1 FII-IND-MV APR-00-1 Fil-GR-CERTPR-00-1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Temple Growth Securities Fund

6.	Sun Life Assurance Company of Canada (U.S.)	Futurity Accumulator II Variable Universal Life Insurance Policies’ Yes #333-100829 Form ID: CVVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

Exhibit (8)(r)(1)

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
7.	Sun Life Assurance Company of Canada (U.S.)	Futurity Accumulator Variable Universal Life Insurance Policies Yes #333-59662 Form ID: CVVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

8.	Sun Life Assurance Company of Canada (U.S.)	Futurity Corporate Variable Universal Life Insurance Policies Yes #333-65048 Form ID: VUL-COLI-97	Sun Life of Canada (U.S.) Variable Account G Yes #811-07837	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

9.	Sun Life Assurance Company of Canada (U.S.)	Futurity Focus Annuity Contract Yes #333-05227 Form ID: RC-MVA-CONT-96 RC-MVArCERT-96	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

10.	Sun Life Assurance Company of Canada (U.S.)	Futurity Focus II Annuity Contract Yes #333-31248 Form ID: FII-IND-MV A-00-1 FII-GR-CERT-00-1 FII-IND-MVAPR-00-1 FII-GR-CERTPR-00-1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

11.	Sun Life Assurance Company of Canada (U.S.)	Futurity II Annuity Contract Yes #333-41628 Form ID: RP-GR-CONT-98-1 RP-IND-MVA-98 -1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

12.	Sun Life Assurance Company of Canada (U.S.)	Futurity Ill Annuity Contract Yes #333-30844 Form ID: RCH-IND-MV A-00-1 RCH-GR-CERT-00-1 RCH-INDMVAPR-00-1 RCH-GRCERT-PR-00-1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

Exhibit (8)(r)(1)

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
13.	Sun Life Assurance Company of Canada (U.S.)	Futurity Protector II Variable Universal Life Insurance Policies Yes #333-100831 Form ID: DBVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

14.	Sun Life Assurance Company of Canada (U.S.)	Futurity Protector Variable Universal Life Insurance Policies Yes #333-68601 Form ID: DBVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

15.	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Four Annuity Contract Yes #333-41438 Form ID: REF-IND-MVA-00 -1 REF-GR-CERT-00-1 REF-INDMVAPR-00·1 REF-GRCERT-PR-00 -1	Sun Life of Canada (U .S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

16.	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Four Plus Annuity Contract Yes #333-74844 Form ID: RFFII-IND-MVA-02 RFFII-IND-MVAPR-02 RFFII-GR-CERT-02 RFFII-GR-CERTPR-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

17.	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Freedom Annuity Contract Yes #333-83364 Form ID: Fill-IND-MV A-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

18.	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Incentive Annuity Contract Yes #333-83362 Form ID: FAII-IND-MVA-02 FAII-IND-MV APR-02 FAil-GR-CERT-02 FAil-GR-CERTPR-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

Exhibit (8)(r)(1)

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
19.	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Seven Annuity Contract Yes #333-83516 Form ID: CHII-IND-MV A-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

20.	Sun Life Assurance Company of Canada (U.S.)	Futurity Survivorship II Variable Universal Life Insurance Policies Yes #333-94359 Form ID: SVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

21.	Sun Life Assurance Company of Canada (U.S.)	Keyport Advisor Optima Keyport Advisor Charter Annuity Contract Yes #333-1043 Form ID: DVA(l) DVA(l)/CERT DVA(l)/IND	Keyport Life Variable Account A Yes #811-7543	Class 2 Shares: Templeton Developing Markets Securities Fund

22.	Sun Life Assurance Company of Canada (U.S.)	Regatta Masters Access Annuity Contract Yes #333-83364 Form ID: FIIII-IND-MVA-02	Sun Life of Canada (U .S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

23.	Sun Life Assurance Company of Canada (U.S.)	Regatta Masters Choice Annuity Contract Yes #333-83516 Form ID: RCHil-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

24.	Sun Life Assurance Company of Canada (U.S.)	Regatta Masters Extra Annuity Contract Yes #333-83362 Form ID:FAII-IND-MV A-02	Sun Life of.Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

25.	Sun Life Assurance Company of Canada (U.S.)	Regatta Masters Flex Annuity Contract Yes #333-74972 Form ID: FIIll-IND-MV A-02	Sun Life of Canada (U .S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

Exhibit (8)(r)(1)

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
26.	Sun Life Assurance Company of Canada (U.S.)	Sun Life Large Case PPVUL No Form ID: PPVUL-COLl-2004	Sun Life of Canada (U.S.) Variable Account H No	Class I shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund Templeton Growth Securities Fund

27.	Sun Life Assurance Company of Canada (U.S.)	Sun Life Large Case VUL Yes #333-111688 Form ID: VUL-COLI-2004	Sun Life of Canada (U.S.) Variable Account G Yes #811-07837	Class 1 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund Templeton Growth Securities Fund

28.	Sun Life Insurance and Annuity Company of New York	All-Star Extra NY Annuity Contract Yes #333-99907 Form ID: NY-FA-11-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Templeton Foreign Securities Fund Franklin Growth and Income Fund Mutual Shares Securities Fund

29.	Sun Life Insurance and Annuity Company of New York	All-Star Freedom NY Annuity Contract Yes #333-100475 Form ID: NY-FII-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

30.	Sun Life Insurance and Annuity Company of New York	All-Star NY Annuity Contract Yes #333- 100474 Form ID: NY-RFF-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

31.	Sun Life Insurance and Annuity Company of New York	Futurity Accolade NY Annuity Contract Yes #333-67864 Form ID: NY-FA-01	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

32.	Sun Life Insurance and Annuity Company of New York	Futurity Accumulator II Variable Universal Life Insurance Policies Yes #333-105437 Form ID: CVVUL-2001	Sun Life (NY) Variable Account D Yes #811-04633	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

33.	Sun Life Insurance and Annuity Company of New York	Futurity Protector II Variable Universal Life Insurance Policies Yes #333-105438 Form ID: DBVUL-2001	Sun Life (NY) Variable Account D Yes #811-04633	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
34.	Sun Life Insurance and Annuity Company of New York	Futurity Survivorship II Variable Universal Life Insurance Policies Yes #333-105441 Form ID: SVUL-2001	Sun Life (NY) Variable Account D Yes #811-04633	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

35.	Sun Life Insurance and Annuity Company of New York	Keyport Advisor Optima Keyport Advisor Charter Annuity Contract Yes #333-45727 Form ID: DVA(l)/CERT (N.Y .) DVA(l)/ (N.Y)	KBL Variable Account A Yes #811-08635	Class 2 Shares: Templeton Developing Markets Securities Fund

36.	Sun Life Insurance and Annuity Company of New York	Regatta Masters Access NY Annuity Contract Yes #333-83364 Form ID: NY-Fil-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

37.	Sun Life Insurance and Annuity Company of New York	Regatta Masters Extra NY Annuity Contract Yes #333-99907 Form ID: NY-FAII-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

38.	Sun Life Insurance and Annuity Company of New York	Regatta Masters Flex NY Annuity Contract Yes #333-100474 Form ID: NY-RFII-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

39.	Sun Life Assurance Company of Canada (U.S.)	Alternative Advantage Annuity Contract No Form ID: VAPP2002	Keyport 401 Variable Account P No	Class 2 shares: Templeton Growth Securities Fund

40.	Sun Life Insurance and Annuity Company of New York	Alternative Advantage Annuity Contract No Form ID: VAPP2002	Sun Life (N.Y .) Variable Account E No	Class 2 shares: Templeton Growth Securities Fund

6

Amendment No. 3 to Participation Agreement

by and among

Franklin Templeton Variable Insurance Products Trust

Franklin/Templeton Distributors, Inc.

Sun Life Assurance Company of Canada (U.S.)

Sun Life Insurance and Annuity Company of New York

Clarendon Insurance Agency, Inc.

Franklin Templeton Variable Insurance Products Trust (the “Trust”), Franklin/Templeton Distributors, Inc. (the “Underwriter,” and together with the Trust, “we” or “us”), Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York (“you”), and Clarendon Insurance Agency, Inc., your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated September 16, 2002, amended subsequently as of October 24, 2003 and May 4, 2004, respectively (the “Agreement”). The parties now desire to amend the Agreement in this amendment (the “Amendment”).

Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

A M E N D M E N T

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Schedule D of the Agreement is deleted and replaced in its entirety with the Schedule D attached hereto.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment is executed effective as of February 25, 2005.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST		FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

By:	/s/ Karen L. Skidmore	By:	/s/Scott M. Lee
Name:	Karen L. Skidmore	Name:	Scott M. Lee
Title:	Assistant Vice President	Title:	Senior Vice President

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)		SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

FOR THE PRESIDENT		FOR THE PRESIDENT

By:	/s/ Edward M. Shea	By:	/s/ Edward M. Shea
Name:	Edward M. Shea	Name:	Edward M. Shea
Title:	Assistant Vice President and Senior Counsel	Title:	Assistant Vice President and Senior Counsel

FOR THE SECRETARY		FOR THE SECRETARY

By:	/s/ Susan J. Lazzo	By:	/s/ Susan J. Lazzo
Name:	Susan J. Lazzo	Name:	Susan J. Lazzo
Title:	Senior Counsel	Title:	Senior Counsel

CLARENDON INSURANCE AGENCY, INC.

FOR THE PRESIDENT

		By:	/s/ Michelle D’Albero
		Name:	Michelle D’Albero
		Title:	Counsel

FOR THE SECRETARY

		By:	/s/ William T. Evers
		Name:	William T. Evers
		Title:	AVP & Sr. Counsel

Schedule D

Contracts of the Company

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
1.	Sun Life Assurance Company of Canada (U.S.)	All-Star Annuity Contract Yes #333-74844 Form ID: RFFII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

2.	Sun Life Assurance Company of Canada (U.S.)	All-Star Extra Annuity Contract Yes #333-83362 Form ID: FAII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

3.	Sun Life Assurance Company of Canada (U.S.)	All-Star Freedom Annuity Contract Yes #333-83364 Form ID: FIIII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

4.	Sun Life Assurance Company of Canada (U.S.)	All-Star Traditions Annuity Contract Yes #333-83516 Form ID: RCHII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

5.	Sun Life Assurance Company of Canada (U.S.)	Futurity Accolade Annuity Contract Yes #333-82957 Form ID: FA-IND-MVA-99-1 FII-GR-CERT-00-1 FII-IND-MVAPR-00-1 FII-GR-CERTPR-00-1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Temple Growth Securities Fund

6.	Sun Life Assurance Company of Canada (U.S.)	Futurity Accumulator II Variable Universal Life Insurance Policies Yes #333-100829 Form ID: CVVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

7.	Sun Life Assurance Company of Canada (U.S.)	Futurity Accumulator Variable Universal Life Insurance Policies Yes #333-59662 Form ID: CVVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
8.	Sun Life Assurance Company of Canada (U.S.)	Futurity Corporate Variable Universal Life Insurance Policies Yes #333-65048 Form ID: VUL-COLI-97	Sun Life of Canada (U.S.) Variable Account G Yes #811-07837	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

9.	Sun Life Assurance Company of Canada (U.S.)	Futurity Focus Annuity Contract Yes #333-05227 Form ID: RC-MVA-CONT-96 RC-MVA-CERT-96	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

10.	Sun Life Assurance Company of Canada (U.S.)	Futurity Focus II Annuity Contract Yes #333-31248 Form ID: FII-IND-MVA-00-1 FII-GR-CERT-00-1 FII-IND-MVAPR-00-1 FII-GR-CERTPR-00-1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

11.	Sun Life Assurance Company of Canada (U.S.)	Futurity II Annuity Contract Yes #333-41628 Form ID: RP-GR-CONT-98-1 RP-IND-MVA-98-1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

12.	Sun Life Assurance Company of Canada (U.S.)	Futurity III Annuity Contract Yes #333-30844 Form ID: RCH-IND-MVA-00-1 RCH-GR-CERT-00-1 RCH-INDMVAPR-00-1 RCH-GRCERT-PR-00-1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

13.	Sun Life Assurance Company of Canada (U.S.)	Futurity Protector II Variable Universal Life Insurance Policies Yes #333-100831 Form ID: DBVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
14.	Sun Life Assurance Company of Canada (U.S.)	Futurity Protector Variable Universal Life Insurance Policies Yes #333-68601 Form ID: DBVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

15.	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Four Annuity Contract Yes #333-41438 Form ID: REF-IND-MVA-00-1 REF-GR-CERT-00-1 REF-INDMVAPR-00-1 REF-GRCERT-PR-00-1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

16.	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Four Plus Annuity Contract Yes #333-74844 Form ID: RFFII-IND-MVA-02 RFFII-IND-MVAPR-02 RFFII-GR-CERT-02 RFFII-GR-CERTPR-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

17.	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Freedom Annuity Contract Yes #333-83364 Form ID: FIII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

18.	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Incentive Annuity Contract Yes #333-83362 Form ID: FAII-IND-MVA-02 FAII-IND-MVAPR-02 FAII-GR-CERT-02 FAII-GR-CERTPR-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

19.	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Seven Annuity Contract Yes #333-83516 Form ID: CHII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
20.	Sun Life Assurance Company of Canada (U.S.)	Futurity Survivorship II Variable Universal Life Insurance Policies Yes #333-94359 Form ID: SVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

21.	Sun Life Assurance Company of Canada (U.S.)	Keyport Advisor Optima Keyport Advisor Charter Annuity Contract Yes #333-1043 Form ID: DVA(1) DVA(1)/CERT DVA(1)/IND	Keyport Life Variable Account A Yes #811-7543	Class 2 Shares: Templeton Developing Markets Securities Fund

22.	Sun Life Assurance Company of Canada (U.S.)	Regatta Masters Access Annuity Contract Yes #333-83364 Form ID: FIIII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

23.	Sun Life Assurance Company of Canada (U.S.)	Regatta Masters Choice Annuity Contract Yes #333-83516 Form ID: RCHII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

24.	Sun Life Assurance Company of Canada (U.S.)	Regatta Masters Extra Annuity Contract Yes #333-83362 Form ID: FAII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

25.	Sun Life Assurance Company of Canada (U.S.)	Regatta Masters Flex Annuity Contract Yes #333-74972 Form ID: FIIII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

26.	Sun Life Assurance Company of Canada (U.S.)	Sun Life Large Case PPVUL No Form ID: PPVUL-COLI-2004	Sun Life of Canada (U.S.) Variable Account H No	Class 1 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund Templeton Growth Securities Fund

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
27.	Sun Life Assurance Company of Canada (U.S.)	Sun Life Large Case VUL Yes #333-111688 Form ID: VUL-COLI-2004	Sun Life of Canada (U.S.) Variable Account G Yes #811-07837	Class 1 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund Templeton Growth Securities Fund

28.	Sun Life Insurance and Annuity Company of New York	All-Star Extra NY Annuity Contract Yes #333-99907 Form ID: NY-FA-II-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Templeton Foreign Securities Fund Franklin Growth and Income Fund Mutual Shares Securities Fund

29.	Sun Life Insurance and Annuity Company of New York	All-Star Freedom NY Annuity Contract Yes #333-100475 Form ID: NY-FII-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

30.	Sun Life Insurance and Annuity Company of New York	All-Star NY Annuity Contract Yes #333-100474 Form ID: NY-RFF-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

31.	Sun Life Insurance and Annuity Company of New York	Futurity Accolade NY Annuity Contract Yes #333-67864 Form ID: NY-FA-01	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

32.	Sun Life Insurance and Annuity Company of New York	Futurity Accumulator II Variable Universal Life Insurance Policies Yes #333-105437 Form ID: CVVUL-2001	Sun Life (NY) Variable Account D Yes #811-04633	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

33.	Sun Life Insurance and Annuity Company of New York	Futurity Protector II Variable Universal Life Insurance Policies Yes #333-105438 Form ID: DBVUL-2001	Sun Life (NY) Variable Account D Yes #811-04633	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

34.	Sun Life Insurance and Annuity Company of New York	Futurity Survivorship II Variable Universal Life Insurance Policies Yes #333-105441 Form ID: SVUL-2001	Sun Life (NY) Variable Account D Yes #811-04633	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
35.	Sun Life Insurance and Annuity Company of New York	Keyport Advisor Optima Keyport Advisor Charter Annuity Contract Yes #333-45727 Form ID: DVA(1)/CERT (N.Y.) DVA(1)/ (N.Y)	KBL Variable Account A Yes #811-08635	Class 2 Shares: Templeton Developing Markets Securities Fund

36.	Sun Life Insurance and Annuity Company of New York	Regatta Masters Access NY Annuity Contract Yes #333-83364 Form ID: NY-FII-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

37.	Sun Life Insurance and Annuity Company of New York	Regatta Masters Extra NY Annuity Contract Yes #333-99907 Form ID: NY-FAII-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

38.	Sun Life Insurance and Annuity Company of New York	Regatta Masters Flex NY Annuity Contract Yes #333-100474 Form ID: NY-RFII-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

39.	Sun Life Assurance Company of Canada (U.S.)	Alternative Advantage Annuity Contract No Form ID: VAPP2002	Keyport 401 Variable Account P No	Class 1 and 2 shares: Templeton Growth Securities Fund

40.	Sun Life Insurance and Annuity Company of New York	Alternative Advantage Annuity Contract No Form ID: VAPP2002	Sun Life (N.Y.) Variable Account E No	Class 1 and 2 shares: Templeton Growth Securities Fund

Amendment No. 4 to Participation Agreement

by and among

Franklin Templeton Variable Insurance Products Trust

Franklin/Templeton Distributors, Inc.

Sun Life Assurance Company of Canada (U.S.)

Sun Life Insurance and Annuity Company of New York

Clarendon Insurance Agency, Inc.

Franklin Templeton Variable Insurance Products Trust (the “Trust”), Franklin/Templeton Distributors, Inc. (the “Underwriter,” and together with the Trust, “we” or “us”), Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York (“you”), and Clarendon Insurance Agency, Inc., your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated September 16, 2002, amended subsequently as of October 24, 2003, May 4, 2004 and February 25, 2005, respectively (the “Agreement”). The parties now desire to amend the Agreement in this amendment (the “Amendment”).

Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the

Agreement shall have the same meaning in this Amendment.

A M E N D M E N T

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Schedules C and D of the Agreement are deleted and replaced in their entirety with the Schedules C and D attached hereto.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment is executed effective as of May 2, 2005.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST		FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

By:	/s/ Karen L. Skidmore	By:	/s/Scott M. Lee
Name:	Karen L. Skidmore	Name:	Scott M. Lee
Title:	Assistant Vice President	Title:	Senior Vice President

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)		SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

FOR THE PRESIDENT		FOR THE PRESIDENT

By:	/s/ Edward M. Shea	By:	/s/ Edward M. Shea
Name:	Edward M. Shea	Name:	Edward M. Shea
Title:	Assistant Vice President and Senior Counsel	Title:	Assistant Vice President and Senior Counsel

FOR THE SECRETARY		FOR THE SECRETARY

By:	/s/ Susan J. Lazzo	By:	/s/ Susan J. Lazzo
Name:	Susan J. Lazzo	Name:	Susan J. Lazzo
Title:	Senior Counsel	Title:	Senior Counsel

CLARENDON INSURANCE AGENCY, INC.

FOR THE PRESIDENT

		By:	/s/ William Evers
		Name:	William Evers
		Title:	Asst. Vice President & Sr. Counsel

FOR THE SECRETARY

		By:	/s/ Michelle D’Albero
		Name:	Michelle D’Albero
		Title:	Counsel

Schedule C

Available Portfolios and Classes of Shares of the Trust; Investment Advisers

Franklin Templeton Variable Insurance Products Trust	Investment Adviser

Franklin Real Estate Fund, Class 1 and Class 2	Franklin Advisers, Inc.

Franklin Small Cap Value Securities Fund, Class 1 and Class 2	Franklin Advisory Services, LLC

Mutual Shares Securities Fund, Class 1 and Class 2	Franklin Mutual Advisers, LLC

Templeton Foreign Securities Fund, Class 1 and Class 2	Franklin Investment Counsel, LLC

Templeton Growth Securities Fund, Class 1 and Class 2	Templeton Global Advisors Limited

Templeton Developing Markets Securities Fund, Class 2	Franklin Asset Management, Ltd.

Schedule D

Contracts of the Company

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
1.	Sun Life Assurance Company of Canada (U.S.)	All-Star Annuity Contract Yes #333-74844 Form ID: RFFII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

2.	Sun Life Assurance Company of Canada (U.S.)	All-Star Extra Annuity Contract Yes #333-83362 Form ID: FAII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

3.	Sun Life Assurance Company of Canada (U.S.)	All-Star Freedom Annuity Contract Yes #333-83364 Form ID: FIIII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

4.	Sun Life Assurance Company of Canada (U.S.)	All-Star Traditions Annuity Contract Yes #333-83516 Form ID: RCHII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

5.	Sun Life Assurance Company of Canada (U.S.)	Futurity Accolade Annuity Contract Yes #333-82957 Form ID: FA-IND-MVA-99-1 FII-GR-CERT-00-1 FII-IND-MVAPR-00-1 FII-GR-CERTPR-00-1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Temple Growth Securities Fund

6.	Sun Life Assurance Company of Canada (U.S.)	Futurity Accumulator II Variable Universal Life Insurance Policies Yes #333-100829 Form ID: CVVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

7.	Sun Life Assurance Company of Canada (U.S.)	Futurity Accumulator Variable Universal Life Insurance Policies Yes #333-59662 Form ID: CVVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
8.	Sun Life Assurance Company of Canada (U.S.)	Futurity Corporate Variable Universal Life Insurance Policies Yes #333-65048 Form ID: VUL-COLI-97	Sun Life of Canada (U.S.) Variable Account G Yes #811-07837	Class 2 shares: Franklin Real Estate Fund Templeton Foreign Securities Fund Templeton Growth Securities Fund

9.	Sun Life Assurance Company of Canada (U.S.)	Futurity Focus Annuity Contract Yes #333-05227 Form ID: RC-MVA-CONT-96 RC-MVA-CERT-96	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

10.	Sun Life Assurance Company of Canada (U.S.)	Futurity Focus II Annuity Contract Yes #333-31248 Form ID: FII-IND-MVA-00-1 FII-GR-CERT-00-1 FII-IND-MVAPR-00-1 FII-GR-CERTPR-00-1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

11.	Sun Life Assurance Company of Canada (U.S.)	Futurity II Annuity Contract Yes #333-41628 Form ID: RP-GR-CONT-98-1 RP-IND-MVA-98-1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

12.	Sun Life Assurance Company of Canada (U.S.)	Futurity III Annuity Contract Yes #333-30844 Form ID: RCH-IND-MVA-00-1 RCH-GR-CERT-00-1 RCH-INDMVAPR-00-1 RCH-GRCERT-PR-00-1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

13.	Sun Life Assurance Company of Canada (U.S.)	Futurity Protector II Variable Universal Life Insurance Policies Yes #333-100831 Form ID: DBVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

14.	Sun Life Assurance Company of Canada (U.S.)	Futurity Protector Variable Universal Life Insurance Policies Yes #333-68601 Form ID: DBVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
15.	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Four Annuity Contract Yes #333-41438 Form ID: REF-IND-MVA-00-1 REF-GR-CERT-00-1 REF-INDMVAPR-00-1 REF-GRCERT-PR-00-1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

16.	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Four Plus Annuity Contract Yes #333-74844 Form ID: RFFII-IND-MVA-02 RFFII-IND-MVAPR-02 RFFII-GR-CERT-02 RFFII-GR-CERTPR-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

17.	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Freedom Annuity Contract Yes #333-83364 Form ID: FIII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

18.	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Incentive Annuity Contract Yes #333-83362 Form ID: FAII-IND-MVA-02 FAII-IND-MVAPR-02 FAII-GR-CERT-02 FAII-GR-CERTPR-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

19.	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Seven Annuity Contract Yes #333-83516 Form ID: CHII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

20.	Sun Life Assurance Company of Canada (U.S.)	Futurity Survivorship II Variable Universal Life Insurance Policies Yes #333-94359 Form ID: SVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
21.	Sun Life Assurance Company of Canada (U.S.)	Keyport Advisor Optima Keyport Advisor Charter Annuity Contract Yes #333-1043 Form ID: DVA(1) DVA(1)/CERT DVA(1)/IND	Keyport Life Variable Account A Yes #811-7543	Class 2 Shares: Templeton Developing Markets Securities Fund

22.	Sun Life Assurance Company of Canada (U.S.)	Regatta Masters Access Annuity Contract Yes #333-83364 Form ID: FIIII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

23.	Sun Life Assurance Company of Canada (U.S.)	Regatta Masters Choice Annuity Contract Yes #333-83516 Form ID: RCHII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

24.	Sun Life Assurance Company of Canada (U.S.)	Regatta Masters Extra Annuity Contract Yes #333-83362 Form ID: FAII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

25.	Sun Life Assurance Company of Canada (U.S.)	Regatta Masters Flex Annuity Contract Yes #333-74972 Form ID: FIIII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

26.	Sun Life Assurance Company of Canada (U.S.)	Sun Life Large Case PPVUL No Form ID: PPVUL-COLI-2004	Sun Life of Canada (U.S.) Variable Account H No	Class 1 shares: Franklin Real Estate Fund Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund Templeton Growth Securities Fund

27.	Sun Life Assurance Company of Canada (U.S.)	Sun Life Large Case VUL Yes #333-111688 Form ID: VUL-COLI-2004	Sun Life of Canada (U.S.) Variable Account G Yes #811-07837	Class 1 shares: Franklin Real Estate Fund Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund Templeton Growth Securities Fund

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
28.	Sun Life Insurance and Annuity Company of New York	All-Star Extra NY Annuity Contract Yes #333-99907 Form ID: NY-FA-II-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Templeton Foreign Securities Fund Franklin Growth and Income Fund Mutual Shares Securities Fund

29.	Sun Life Insurance and Annuity Company of New York	All-Star Freedom NY Annuity Contract Yes #333-100475 Form ID: NY-FII-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

30.	Sun Life Insurance and Annuity Company of New York	All-Star NY Annuity Contract Yes #333-100474 Form ID: NY-RFF-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

31.	Sun Life Insurance and Annuity Company of New York	Futurity Accolade NY Annuity Contract Yes #333-67864 Form ID: NY-FA-01	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

32.	Sun Life Insurance and Annuity Company of New York	Futurity Accumulator II Variable Universal Life Insurance Policies Yes #333-105437 Form ID: CVVUL-2001	Sun Life (NY) Variable Account D Yes #811-04633	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

33.	Sun Life Insurance and Annuity Company of New York	Futurity Protector II Variable Universal Life Insurance Policies Yes #333-105438 Form ID: DBVUL-2001	Sun Life (NY) Variable Account D Yes #811-04633	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

34.	Sun Life Insurance and Annuity Company of New York	Futurity Survivorship II Variable Universal Life Insurance Policies Yes #333-105441 Form ID: SVUL-2001	Sun Life (NY) Variable Account D Yes #811-04633	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

35.	Sun Life Insurance and Annuity Company of New York	Keyport Advisor Optima Keyport Advisor Charter Annuity Contract Yes #333-45727 Form ID: DVA(1)/CERT (N.Y.) DVA(1)/ (N.Y)	KBL Variable Account A Yes #811-08635	Class 2 Shares: Templeton Developing Markets Securities Fund

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios
36.	Sun Life Insurance and Annuity Company of New York	Regatta Masters Access NY Annuity Contract Yes #333-83364 Form ID: NY-FII-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

37.	Sun Life Insurance and Annuity Company of New York	Regatta Masters Extra NY Annuity Contract Yes #333-99907 Form ID: NY-FAII-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

38.	Sun Life Insurance and Annuity Company of New York	Regatta Masters Flex NY Annuity Contract Yes #333-100474 Form ID: NY-RFII-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

39.	Sun Life Assurance Company of Canada (U.S.)	Alternative Advantage Annuity Contract No Form ID: VAPP2002	Keyport 401 Variable Account P No	Class 1 and 2 shares: Templeton Growth Securities Fund

40.	Sun Life Insurance and Annuity Company of New York	Alternative Advantage Annuity Contract No Form ID: VAPP2002	Sun Life (N.Y.) Variable Account E No	Class 1 and 2 shares: Templeton Growth Securities Fund

41.	Sun Life Assurance Company of Canada (U.S.)	Sun Life Corporate Variable Universal Life Insurance Policies Yes #333-13087 Form ID: VUL-COLO-97	Sun Life of Canada (U.S.) Variable Account G Yes #811-07837	Class 1 shares: Templeton Foreign Securities Fund

Amendment No. 5 to Participation Agreement

by and among

Franklin Templeton Variable Insurance Products Trust

Franklin/Templeton Distributors, Inc.

Sun Life Assurance Company of Canada (U.S.)

Sun Life Insurance and Annuity Company of New York

Clarendon Insurance Agency, Inc.

Franklin Templeton Variable Insurance Products Trust (the “Trust”), Franklin/Templeton Distributors, Inc. (the “Underwriter,” and together with the Trust, “we” or “us”), Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York (“you”), and Clarendon Insurance Agency, Inc., your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated September 16, 2002, amended subsequently as of October 24, 2003, May 4, 2004, February 25, 2005 and May 2, 2005, respectively (the “Agreement”). The parties now desire to amend the Agreement in this amendment (the “Amendment”).

Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

A M E N D M E N T

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Schedules C and D of the Agreement are deleted and replaced in their entirety with the Schedules C and D attached hereto.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment is effective as of September 1, 2005.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST		FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

By:	/s/ Karen L. Skidmore	By:	/s/Scott M. Lee
Name:	Karen L. Skidmore	Name:	Scott M. Lee
Title:	Assistant Vice President	Title:	Senior Vice President

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)		SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
FOR THE PRESIDENT		FOR THE PRESIDENT

By:	/s/ Mary M. Fay	By:	/s/ Mary M. Fay
Name:	Mary Fay	Name:	Mary Fay
Title:	Vice President	Title:	Vice President

FOR THE SECRETARY		FOR THE SECRETARY

By:	/s/ Susan Lazzo	By:	/s/ Susan Lazzo
Name:	Susan J. Lazzo	Name:	Susan J. Lazzo
Title:	Senior Counsel	Title:	Senior Counsel

CLARENDON INSURANCE AGENCY, INC. FOR THE PRESIDENT

By:	/s/ William T. Evers
Name:	William Evers
Title:	AVP & Senior Counsel

FOR THE SECRETARY

By:	/s/ George Maden
Name:	George Maden
Title:	Vice President

Schedule C

Available Portfolios and Classes of Shares of the Trust; Investment Advisers

Franklin Templeton Variable Insurance Products Trust	Investment Adviser

Franklin Real Estate Fund, Class 1 and Class 2	Franklin Advisers, Inc.

Franklin Small Cap Value Securities Fund, Class 1 and Class 2	Franklin Advisory Services, LLC

Mutual Shares Securities Fund, Class 1 and Class 2	Franklin Mutual Advisers, LLC

Templeton Foreign Securities Fund, Class 1 and Class 2	Templeton Investment Counsel, LLC

Templeton Growth Securities Fund, Class 1 and Class 2	Templeton Global Advisors Limited

Templeton Developing Markets Securities Fund, Class 2	Templeton Asset Management, Ltd.

Schedule D

Contracts of the Company

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios

1.	Sun Life Assurance Company of Canada (U.S.)	All-Star Annuity Contract Yes #333-74844 Form ID: RFFII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

2.	Sun Life Assurance Company of Canada (U.S.)	All-Star Extra Annuity Contract Yes #333-83362 Form ID: FAII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

3.	Sun Life Assurance Company of Canada (U.S.)	All-Star Freedom Annuity Contract Yes #333-83364 Form ID: FIIII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

4.	Sun Life Assurance Company of Canada (U.S.)	All-Star Traditions Annuity Contract Yes #333-83516 Form ID: RCHII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

5.	Sun Life Assurance Company of Canada (U.S.)	Futurity Accolade Annuity Contract Yes #333-82957 Form ID: FA-IND-MVA-99-1 FII-GR-CERT-00-1 FII-IND-MVAPR-00-1 FII-GR-CERTPR-00-1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Temple Growth Securities Fund

6.	Sun Life Assurance Company of Canada (U.S.)	Futurity Accumulator II Variable Universal Life Insurance Policies Yes #333-100829 Form ID: CVVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

7.	Sun Life Assurance Company of Canada (U.S.)	Futurity Accumulator Variable Universal Life Insurance Policies Yes #333-59662 Form ID: CVVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios

8.	Sun Life Assurance Company of Canada (U.S.)	Futurity Corporate Variable Universal Life Insurance Policies Yes #333-65048 Form ID: VUL-COLI-97	Sun Life of Canada (U.S.) Variable Account G Yes #811-07837	Class 2 shares: Franklin Real Estate Fund Templeton Foreign Securities Fund Templeton Growth Securities Fund

9.	Sun Life Assurance Company of Canada (U.S.)	Futurity Focus Annuity Contract Yes #333-05227 Form ID: RC-MVA-CONT-96 RC-MVA-CERT-96	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

10.	Sun Life Assurance Company of Canada (U.S.)	Futurity Focus II Annuity Contract Yes #333-31248 Form ID: FII-IND-MVA-00-1 FII-GR-CERT-00-1 FII-IND-MVAPR-00-1 FII-GR-CERTPR-00-1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

11.	Sun Life Assurance Company of Canada (U.S.)	Futurity II Annuity Contract Yes #333-41628 Form ID: RP-GR-CONT-98-1 RP-IND-MVA-98-1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

12.	Sun Life Assurance Company of Canada (U.S.)	Futurity III Annuity Contract Yes #333-30844 Form ID: RCH-IND-MVA-00-1 RCH-GR-CERT-00-1 RCH-INDMVAPR-00-1 RCH-GRCERT-PR-00-1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

13.	Sun Life Assurance Company of Canada (U.S.)	Futurity Protector II Variable Universal Life Insurance Policies Yes #333-100831 Form ID: DBVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios

14.	Sun Life Assurance Company of Canada (U.S.)	Futurity Protector Variable Universal Life Insurance Policies Yes #333-68601 Form ID: DBVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

15.	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Four Annuity Contract Yes #333-41438 Form ID: REF-IND-MVA-00-1 REF-GR-CERT-00-1 REF-INDMVAPR-00-1 REF-GRCERT-PR-00-1	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

16.	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Four Plus Annuity Contract Yes #333-74844 Form ID: RFFII-IND-MVA-02 RFFII-IND-MVAPR-02 RFFII-GR-CERT-02 RFFII-GR-CERTPR-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

17.	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Freedom Annuity Contract Yes #333-83364 Form ID: FIII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

18.	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Incentive Annuity Contract Yes #333-83362 Form ID: FAII-IND-MVA-02 FAII-IND-MVAPR-02 FAII-GR-CERT-02 FAII-GR-CERTPR-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

19.	Sun Life Assurance Company of Canada (U.S.)	Futurity Select Seven Annuity Contract Yes #333-83516 Form ID: CHII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios

20.	Sun Life Assurance Company of Canada (U.S.)	Futurity Survivorship II Variable Universal Life Insurance Policies Yes #333-94359 Form ID: SVUL-2001	Sun Life of Canada (U.S.) Variable Account I Yes #811-09137	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

21.	Sun Life Assurance Company of Canada (U.S.)	Keyport Advisor Optima Keyport Advisor Charter Annuity Contract Yes #333-1043 Form ID: DVA(1) DVA(1)/CERT DVA(1)/IND	Keyport Life Variable Account A Yes #811-7543	Class 2 Shares: Templeton Developing Markets Securities Fund

22.	Sun Life Assurance Company of Canada (U.S.)	Regatta Masters Access Annuity Contract Yes #333-83364 Form ID: FIIII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

23.	Sun Life Assurance Company of Canada (U.S.)	Regatta Masters Choice Annuity Contract Yes #333-83516 Form ID: RCHII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

24.	Sun Life Assurance Company of Canada (U.S.)	Regatta Masters Extra Annuity Contract Yes #333-83362 Form ID: FAII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

25.	Sun Life Assurance Company of Canada (U.S.)	Regatta Masters Flex Annuity Contract Yes #333-74972 Form ID: FIIII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

26.	Sun Life Assurance Company of Canada (U.S.)	Sun Life Large Case PPVUL No Form ID: PPVUL-COLI-2004	Sun Life of Canada (U.S.) Variable Account H No	Class 1 shares: Franklin Real Estate Fund Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund Templeton Growth Securities Fund

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios

27.	Sun Life Assurance Company of Canada (U.S.)	Sun Life Large Case VUL Yes #333-111688 Form ID: VUL-COLI-2004	Sun Life of Canada (U.S.) Variable Account G Yes #811-07837	Class 1 shares: Franklin Real Estate Fund Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund Templeton Growth Securities Fund

28.	Sun Life Insurance and Annuity Company of New York	All-Star Extra NY Annuity Contract Yes #333-99907 Form ID: NY-FA-II-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Templeton Foreign Securities Fund Franklin Growth and Income Fund Mutual Shares Securities Fund

29.	Sun Life Insurance and Annuity Company of New York	All-Star Freedom NY Annuity Contract Yes #333-100475 Form ID: NY-FII-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

30.	Sun Life Insurance and Annuity Company of New York	All-Star NY Annuity Contract Yes #333-100474 Form ID: NY-RFF-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Franklin Growth and Income Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

31.	Sun Life Insurance and Annuity Company of New York	Futurity Accolade NY Annuity Contract Yes #333-67864 Form ID: NY-FA-01	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

32.	Sun Life Insurance and Annuity Company of New York	Futurity Accumulator II Variable Universal Life Insurance Policies Yes #333-105437 Form ID: CVVUL-2001	Sun Life (NY) Variable Account D Yes #811-04633	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

33.	Sun Life Insurance and Annuity Company of New York	Futurity Protector II Variable Universal Life Insurance Policies Yes #333-105438 Form ID: DBVUL-2001	Sun Life (NY) Variable Account D Yes #811-04633	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

34.	Sun Life Insurance and Annuity Company of New York	Futurity Survivorship II Variable Universal Life Insurance Policies Yes #333-105441 Form ID: SVUL-2001	Sun Life (NY) Variable Account D Yes #811-04633	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios

35.	Sun Life Insurance and Annuity Company of New York	Keyport Advisor Optima Keyport Advisor Charter Annuity Contract Yes #333-45727 Form ID: DVA(1)/CERT (N.Y.) DVA(1)/ (N.Y)	KBL Variable Account A Yes #811-08635	Class 2 Shares: Templeton Developing Markets Securities Fund

36.	Sun Life Insurance and Annuity Company of New York	Regatta Masters Access NY Annuity Contract Yes #333-83364 Form ID: NY-FII-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

37.	Sun Life Insurance and Annuity Company of New York	Regatta Masters Extra NY Annuity Contract Yes #333-99907 Form ID: NY-FAII-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

38.	Sun Life Insurance and Annuity Company of New York	Regatta Masters Flex NY Annuity Contract Yes #333-100474 Form ID: NY-RFII-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

39.	Sun Life Assurance Company of Canada (U.S.)	Alternative Advantage Annuity Contract No Form ID: VAPP2002	Keyport 401 Variable Account P No	Class 1 and 2 shares: Templeton Growth Securities Fund

40.	Sun Life Insurance and Annuity Company of New York	Alternative Advantage Annuity Contract No Form ID: VAPP2002	Sun Life (N.Y.) Variable Account E No	Class 1 and 2 shares: Templeton Growth Securities Fund

41.	Sun Life Assurance Company of Canada (U.S.)	Sun Life Corporate Variable Universal Life Insurance Policies Yes #333-13087 Form ID: VUL-COLO-97	Sun Life of Canada (U.S.) Variable Account G Yes #811-07837	Class 1 shares: Templeton Foreign Securities Fund

42.	Sun Life Assurance Company of Canada (U.S.)	Masters Access Variable Annuity Yes #333-83364 Form ID: FIIII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund Mutual Shares Securities Fund Franklin Small Cap Value Securities Fund Templeton Developing Markets Securities Fund

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios

43.	Sun Life Assurance Company of Canada (U.S.)	Masters Choice Variable Annuity Yes #333-83516 Form ID: RCHII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund Mutual Shares Securities Fund Franklin Small Cap Value Securities Fund Templeton Developing Markets Securities Fund

44.	Sun Life Assurance Company of Canada (U.S.)	Masters Extra Variable Annuity Yes #333-83362 Form ID: FAII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund Mutual Shares Securities Fund Franklin Small Cap Value Securities Fund Templeton Developing Markets Securities Fund

45.	Sun Life Assurance Company of Canada (U.S.)	Masters Flex Variable Annuity Yes #333-74844 Form ID: RFFII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund Mutual Shares Securities Fund Franklin Small Cap Value Securities Fund Templeton Developing Markets Securities Fund

46.	Sun Life Assurance Company of Canada (U.S.)	Masters IV Variable Annuity Yes #333-115536 Form ID: RFFII-IND-MVA-02 and RCHII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund Mutual Shares Securities Fund Franklin Small Cap Value Securities Fund Templeton Developing Markets Securities Fund

47.	Sun Life Assurance Company of Canada (U.S.)	Masters VII Variable Annuity Yes #333-115525 Form ID: RFFII-IND-MVA-02 and RCHII-IND-MVA-02	Sun Life of Canada (U.S.) Variable Account F Yes #811-05846	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund Mutual Shares Securities Fund Franklin Small Cap Value Securities Fund Templeton Developing Markets Securities Fund

48.	Sun Life Insurance and Annuity Company of New York	Masters Access NY Variable Annuity Yes Form ID: NY-FI-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund Mutual Shares Securities Fund Franklin Small Cap Value Securities Fund Templeton Developing Markets Securities Fund

#	Insurance Company	Product Name Registered Y/N 1933 Act #, State Form ID	Separate Account Name Registered Y/N 1940 Act #	Classes of Shares and Portfolios

49.	Sun Life Insurance and Annuity Company of New York	Masters Choice NY Variable Annuity Yes #333-107983 Form ID: NY-RCH-03	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund Mutual Shares Securities Fund Franklin Small Cap Value Securities Fund Templeton Developing Markets Securities Fund

50.	Sun Life Insurance and Annuity Company of New York	Masters Extra NY Variable Annuity Yes #333-99907 Form ID: NY-FAII-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund Mutual Shares Securities Fund Franklin Small Cap Value Securities Fund Templeton Developing Markets Securities Fund

51.	Sun Life Insurance and Annuity Company of New York	Masters Flex NY Variable Annuity Yes #333-100474 Form ID: NY-RFF-02	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund Mutual Shares Securities Fund Franklin Small Cap Value Securities Fund Templeton Developing Markets Securities Fund

52.	Sun Life Insurance and Annuity Company of New York	Masters Reward NY Variable Annuity Yes #333-119151 Form ID: NY-FAII-MVA-04	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund Mutual Shares Securities Fund Franklin Small Cap Value Securities Fund Templeton Developing Markets Securities Fund

53.	Sun Life Insurance and Annuity Company of New York	Masters Select NY Variable Annuity Yes #333-119154 Form ID: NY-RCH-MVA-04	Sun Life (NY) Variable Account C Yes #811-04440	Class 2 shares: Templeton Foreign Securities Fund Templeton Growth Securities Fund Mutual Shares Securities Fund Franklin Small Cap Value Securities Fund Templeton Developing Markets Securities Fund

Amendment No. 6 to Participation Agreement

As of October 1, 2006

by and among

Franklin Templeton Variable Insurance Products Trust

Franklin/Templeton Distributors, Inc.

Sun Life Assurance Company of Canada (U.S.)

Sun Life Insurance and Annuity Company of New York

Clarendon Insurance Agency, Inc.

Franklin Templeton Variable Insurance Products Trust (the “Trust”), Franklin/Templeton Distributors, Inc. (the “Underwriter,” and together with the Trust, “we” or “us”), Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York (each is referred to as the “Company” or “you”), and Clarendon Insurance Agency, Inc., your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated September 16, 2002, amended subsequently as of October 24, 2003, May 4, 2004, February 25, 2005, May 2, 2005 and September 1, 2005, respectively (the “Agreement”). The parties now desire to amend the Agreement in this amendment (the “Amendment”).

Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

A M E N D M E N T

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1.	Section 2.3.2 is amended and restated in its entirety as follows:

“2.3.2 Each investment adviser (each, an “Adviser”) of a Portfolio, as indicated in the current prospectus of the Portfolio, is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended or exempt from such registration.”

2.	Schedules B, C, D, F and G of the Agreement are deleted and replaced in their entirety with the Schedules B, C, D, F and G attached hereto, respectively.

3.	All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of January 2, 2007.

The Trust:	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Only on behalf of each Portfolio listed on Schedule C of the Agreement.	By:	/s/ Karen L. Skidmore
Name: Karen L. Skidmore
Title: Vice President

The Underwriter:	FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

	By:	/s/ Thomas Regner
Name: Thomas Regner
Title: Senior Vice President

The Company:

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)		SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

By:	/s/ Mary Fay	By:	/s/ Mary Fay
FOR THE PRESIDENT		FOR THE PRESIDENT
Name: Mary Fay		Name: Mary Fay
Title: Vice President		Title: Vice President

By:	/s/ Susan J. Lazzo	By:	/s/ Susan J. Lazzo
FOR THE SECRETARY		FOR THE SECRETARY
Name: Susan J. Lazzo		Name: Susan J. Lazzo
Title: Senior Counsel		Title: Senior Counsel

The Distributor:

CLARENDON INSURANCE AGENCY, INC.		CLARENDON INSURANCE AGENCY, INC.

By:	/s/ William T. Evers	By:	/s/ Michelle D’Albero
FOR THE PRESIDENT		FOR THE SECRETARY
Name: William Evers		Name: Michelle D’Albero
Title: AVP & Senior Counsel		Title: Counsel

Schedule B

Accounts of the Company

Name of Account	SEC Registration Yes/No
1. Sun Life of Canada (U.S.) Variable Account F	Yes
2. Sun Life of Canada (U.S.) Variable Account G	Yes
3. Sun Life of Canada (U.S.) Variable Account H	No
4. Sun Life of Canada (U.S.) Variable Account I	Yes
5. Sun Life (NY) Variable Account C	Yes
6. Sun Life (NY) Variable Account D	Yes
7. Sun Life (NY) Variable Account E	No
8. Sun Life (NY) Variable Account H	No
9. Sun Life (NY) Variable Account J	Yes
10. KBL Variable Account A	Yes
11. Keyport Life Variable Account A	Yes
12. Keyport 401 Variable Account P	No

Schedule C

Available Portfolios and Classes of Shares of the Trust

1.	Franklin Income Securities Fund, Class 2
2.	Franklin Real Estate Fund, Class 1 and Class 2
3.	Franklin Small Cap Value Securities Fund, Class 1 and Class 2
4.	Franklin Strategic Income Securities Fund, Class 2
5.	Mutual Shares Securities Fund, Class 1 and Class 2
6.	Templeton Developing Markets Securities Fund, Class 2
7.	Templeton Foreign Securities Fund, Class 1 and Class 2
8.	Templeton Growth Securities Fund, Class 1 and Class 2

Schedule D

Contracts of the Company

Sun Life Assurance Company of Canada (U.S.)

1.	All-Star Annuity Contract
2.	All-Star Extra Annuity Contract
3.	All-Star Freedom Annuity Contract
4.	All-Star Traditions Annuity Contract
5.	Alternative Advantage Annuity Contract
6.	Futurity Accolade Annuity Contract
7.	Futurity Accumulator II Variable Universal Life Insurance Policies
8.	Futurity Accumulator Variable Universal Life Insurance Policies
9.	Futurity Corporate Variable Universal Life Insurance Policies
10.	Futurity Focus Annuity Contract
11.	Futurity Focus II Annuity Contract
12.	Futurity II Annuity Contract
13.	Futurity III Annuity Contract
14.	Futurity Protector II Variable Universal Life Insurance Policies
15.	Futurity Protector Variable Universal Life Insurance Policies
16.	Futurity Select Four Annuity Contract
17.	Futurity Select Four Plus Annuity Contract
18.	Futurity Select Freedom Annuity Contract
19.	Futurity Select Incentive Annuity Contract
20.	Futurity Select Seven Annuity Contract
21.	Futurity Survivorship II Variable Universal Life Insurance Policies
22.	Keyport Advisor Optima
23.	Masters Access Variable Annuity
24.	Masters Choice Variable Annuity
25.	Masters Extra Variable Annuity
26.	Masters Flex Variable Annuity
27.	Masters IV Variable Annuity
28.	Masters VII Variable Annuity
29.	Regatta Masters Access Annuity Contract
30.	Regatta Masters Choice Annuity Contract
31.	Regatta Masters Extra Annuity Contract
32.	Regatta Masters Flex Annuity Contract
33.	Sun Life Corporate Variable Universal Life Insurance Policies
34.	Sun Life Large Case PPVUL
35.	Sun Life Large Case VUL

Schedule D

Contracts of the Company (Continued)

Sun Life Insurance and Annuity Company of New York

36.	All-Star Extra NY Annuity Contract
37.	All-Star Freedom NY Annuity Contract
38.	All-Star NY Annuity Contract
39.	Alternative Advantage Annuity Contract
40.	Futurity Accolade NY Annuity Contract
41.	Futurity Accumulator II Variable Universal Life Insurance Policies
42.	Futurity Protector II Variable Universal Life Insurance Policies
43.	Futurity Survivorship II Variable Universal Life Insurance Policies
44.	Keyport Advisor Optima
45.	Masters Access NY Variable Annuity
46.	Masters Choice NY Variable Annuity
47.	Masters Extra NY Variable Annuity
48.	Masters Flex NY Variable Annuity
49.	Masters Reward NY Variable Annuity
50.	Masters Select NY Variable Annuity
51.	Regatta Masters Access NY Annuity Contract
52.	Regatta Masters Extra NY Annuity Contract
53.	Regatta Masters Flex NY Annuity Contract
54.	BOLI VUL

Schedule F

Rule 12b-1 Plans of the Trust

Compensation

Each Class 2 Portfolio named on Schedule C of this Agreement is eligible to receive a maximum annual payment rate of 0.25% stated as a percentage per year of that Portfolio’s Class 2 average daily net assets, pursuant to the terms and conditions referenced below under its Class 2 Rule 12b-1 Distribution Plan.

Agreement Provisions

If the Company, on behalf of any Account, purchases Trust Portfolio shares (“Eligible Shares”) that are subject to a Rule 12b-1 plan adopted under the 1940 Act (the “Plan”), the Company may participate in the Plan.

To the extent the Company or its affiliates, agents or designees (collectively “you”) provide any activity or service which is primarily intended to assist in the promotion, distribution or account servicing of Eligible Shares (“Rule 12b-1 Services”) or variable contracts offering Eligible Shares, the Underwriter, the Trust or their affiliates (collectively, “we”) may pay you a Rule 12b-1 fee. “Rule 12b-1 Services” may include, but are not limited to, printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of dealers and their representatives, and similar distribution-related expenses, furnishing personal services to owners of Contracts which may invest in Eligible Shares (“Contract Owners”), education of Contract Owners, answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, or providing other services eligible for service fees as defined under NASD rules.

Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees, shall be based on the value of Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the compensation provision stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the “annual maximums” in the Portfolio’s prospectus, unless an increase is approved by shareholders as provided in the Plan. These maximums shall be a specified percent of the value of a Portfolio’s net assets attributable to Eligible Shares owned by the Company on behalf of its Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus). The Rule 12b-1 fee will be paid to you within thirty (30) days after the end of the three-month periods ending in January, April, July and October.

You shall furnish us with such information as shall reasonably be requested by the Trust’s Boards of Trustees (“Trustees”) with respect to the Rule 12b-1 fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement (“Disinterested Trustees”). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty (60) days’ written notice, without payment of any penalty. The Plans may also be terminated by any act that terminates the Underwriting Agreement between the Underwriter and the Trust, and/or the management or administration agreement between Franklin Advisers, Inc. and its affiliates and the Trust. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under Rule 12b-1, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule 12b-1, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule F relating to the Plans will also terminate. You agree that your selling agreements with persons or entities through whom you intend to distribute Contracts will provide that compensation paid to such persons or entities may be reduced if a Portfolio’s Plan is no longer effective or is no longer applicable to such Portfolio or class of shares available under the Contracts.

Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the Underwriter has received such fee from the Trust.

The provisions of the Plans shall control over the provisions of the Participation Agreement, including this Schedule F, in the event of any inconsistency. You agree to provide complete disclosure as required by all applicable statutes, rules and regulations of all rule 12b-1 fees received from us in the prospectus of the Contracts.

Schedule G

Addresses for Notices

To the Company:	Sun Life Assurance Company of Canada (U.S.) or
Sun Life Insurance and Annuity Company of New York
One Sun Life Executive Park
Wellesley Hills, MA 02481
Attention: Jim Mason

To the Distributor:	Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, MA 02481
Attention: William T. Evers, Esq.

To the Trust:	Franklin Templeton Variable Insurance Products Trust
One Franklin Parkway, Bldg. 920 2nd Floor
San Mateo, California 94403
Attention: Karen L. Skidmore, Vice President

To the Underwriter:	Franklin/Templeton Distributors, Inc.
140 Fountain Parkway, 8th Floor
St. Petersburg, FL 33716
Attention: Peter Jones, President

If to the Trust or Underwriter with a copy to:	Franklin Templeton Investments
One Franklin Parkway, Bldg. 920 2nd Floor
San Mateo, California 94403
Attention: General Counsel

Amendment No. 7 to Participation Agreement

As of January 29, 2007

by and among

Franklin Templeton Variable Insurance Products Trust

Franklin/Templeton Distributors, Inc.

Sun Life Assurance Company of Canada (U.S.)

Sun Life Insurance and Annuity Company of New York

Clarendon Insurance Agency, Inc.

Franklin Templeton Variable Insurance Products Trust (the “Trust”), Franklin/Templeton Distributors, Inc. (the “Underwriter,” and together with the Trust, “we” or “us”), Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York (each is referred to as the “Company” or “you”), and Clarendon Insurance Agency, Inc., your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated September 16, 2002, amended subsequently as of October 24, 2003, May 4, 2004, February 25, 2005, May 2, 2005, September 1, 2005 and October 1,2006, respectively (the “Agreement”). The parties now desire to amend the Agreement in this amendment (the “Amendment”).

Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

AMENDMENT

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Schedules B, C and D of the Agreement are deleted and replaced in their entirety with the Schedules B, C and D attached hereto, respectively.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of January 29, 2007.

The Trust:	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Only on behalf of
each Portfolio listed
on Schedule C of
the Agreement.	By:	/s/ Karen L. Skidmore
	Name:	Karen L. Skidmore
	Title:	Vice President

The Underwriter:	FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

	By:	/s/ Thomas Regner
	Name:	Thomas Regner
	Title:	Senior Vice President

The Company:

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)		SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

By:	/s/ Raymond Scanlon	By:	/s/ Raymond Scanlon
FOR THE PRESIDENT		FOR THE PRESIDENT
Name:	Raymond Scanlon	Name:	Raymond Scanlon
Title:	Vice President	Title:	Vice President

By:	/s/ Bruce A. Teichner	By:	/s/ Bruce A. Teichner
FOR THE SECRETARY		FOR THE SECRETARY
Name:	Bruce A. Teichner	Name:	Bruce A. Teichner
Title:	AVP & Senior Counsel	Title:	AVP & Senior Counsel

The Distributor:

CLARENDON INSURANCE AGENCY, INC.		CLARENDON INSURANCE AGENCY, INC.

By:	/s/ William T. Evers	By:	/s/ Michelle D’Albero
FOR THE PRESIDENT		FOR THE SECRETARY
Name:	William Evers	Name:	Michelle D’Albero
Title:	AVP & Senior Counsel	Title:	Counsel

Schedule B

Accounts of the Company

Name of Insurance Company Name of Account	SEC Registration Yes/No

Sun Life Assurance Company of Canada (U. S.)
1. Keyport 401 Variable Account P	No
2. Keyport Life Variable Account A	Yes
3. Sun Life of Canada (U.S.) Variable Account F	Yes
4. Sun Life of Canada (U.S.) Variable Account G	Yes
5. Sun Life of Canada (U.S.) Variable Account H	No
6. Sun Life of Canada (U.S.) Variable Account I	Yes
7. Sun Life of Canada (U.S.) Variable Account R	No
8. Sun Life of Canada (U.S.) Variable Account S	No

Sun Life Insurance and Annuity Company of New York
9. KBL Variable Account A	Yes
10. Sun Life (NY) Variable Account C	Yes
11. Sun Life (NY) Variable Account D	Yes
12. Sun Life (NY) Variable Account E	No
13. Sun Life (NY) Variable Account H	No
14. Sun Life (NY) Variable Account J	Yes
15. Sun Life (NY) Variable Account L	No
16. Sun Life (NY) Variable Account M	No

3 of 6

Schedule D

Contracts of the Company

Sun Life Assurance Company of Canada (U.S.)

1.	All-Star Annuity Contract
2.	All-Star Extra Annuity Contract
3.	All-Star Freedom Annuity Contract
4.	All-Star Traditions Annuity Contract
5.	Alternative Advantage Annuity Contract
6.	Futurity Accolade Annuity Contract
7.	Futurity Accumulator II Variable Universal Life Insurance Policies
8.	Futurity Accumulator Variable Universal Life Insurance Policies
9.	Futurity Corporate Variable Universal Life Insurance Policies
10.	Futurity Focus Annuity Contract
11.	Futurity Focus II Annuity Contract
12.	Futurity II Annuity Contract
13.	Futurity III Annuity Contract
14.	Futurity Protector II Variable Universal Life Insurance Policies
15.	Futurity Protector Variable Universal Life Insurance Policies
16.	Futurity Select Four Annuity Contract
17.	Futurity Select Four Plus Annuity Contract
18.	Futurity Select Freedom Annuity Contract
19.	Futurity Select Incentive Annuity Contract
20.	Futurity Select Seven Annuity Contract
21.	Futurity Survivorship II Variable Universal Life Insurance Policies
22.	Keyport Advisor Optima
23.	Masters Access Variable Annuity
24.	Masters Choice Variable Annuity
25.	Masters Extra Variable Annuity
26.	Masters Flex Variable Annuity
27.	Masters IV Variable Annuity
28.	Masters VII Variable Annuity
29.	Regatta Masters Access Annuity Contract
30.	Regatta Masters Choice Annuity Contract
31.	Regatta Masters Extra Annuity Contract
32.	Regatta Masters Flex Annuity Contract
33.	Sun Life Corporate Variable Universal Life Insurance Policies
34.	Sun Life Large Case PPVUL
35.	Sun Life Large Case VUL
36.	Magnastar PPVUL

5 of 6

Schedule D

Contracts of the Company (Continued)

Sun Life Insurance and Annuity Company of New York

37.	All-Star Extra NY Annuity Contract
38.	All-Star Freedom NY Annuity Contract
39.	All-Star NY Annuity Contract
40.	Alternative Advantage Annuity Contract
41.	Futurity Accolade NY Annuity Contract
42.	Futurity Accumulator II Variable Universal Life Insurance Policies
43.	Futurity Protector II Variable Universal Life Insurance Policies
44.	Futurity Survivorship II Variable Universal Life Insurance Policies
45.	Keyport Advisor Optima
46.	Masters Access NY Variable Annuity
47.	Masters Choice NY Variable Annuity
48.	Masters Extra NY Variable Annuity
49.	Masters Flex NY Variable Annuity
50.	Masters Reward NY Variable Annuity
51.	Masters Select NY Variable Annuity
52.	Regatta Masters Access NY Annuity Contract
53.	Regatta Masters Extra NY Annuity Contract
54.	Regatta Masters Flex NY Annuity Contract
55.	BOLI Variable Universal Life Insurance Policies
56.	Futurity Corporate Variable Universal Life Insurance Policies
57.	Sun Life Large Case PPVUL
58.	Sun Life Large Case VUL
59.	Magnastar PPVUL

Amendment No. 8 to Participation Agreement

Franklin Templeton Variable Insurance Products Trust

Franklin/Templeton Distributors, Inc.

Sun Life Assurance Company of Canada (U.S.) Sun Life Insurance and Annuity Company of New York

Clarendon Insurance Agency, Inc.

Franklin Templeton Variable Insurance Products Trust (the “Trust”), Franklin/Templeton Distributors, Inc. (the “Underwriter,” and together with the Trust, “we” or “us”), Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company of America and Nationwide Life and Annuity Company of America (together, the “Company” or “you”), and Nationwide Investment Services Corporation and 1717 Capital Management Company, your distributors, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated September 16, 2002, as amended (the “Agreement”). The parties now desire to amend the Agreement by this amendment (the “Amendment”).

Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

AMENDMENT

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1.

Section 1 and Section 2.2.1 are hereby each amended to reflect that Franklin Templeton Variable Insurance Products Trust (the “Trust”) is organized as a statutory trust under the laws of the State of Delaware, effective as of May 1, 2007.

2.	Section 3.1.3 is amended and restated in its entirety as follows:

“3.1.3 We agree that shares of the Trust will be sold only to: (i) life insurance companies which have entered into fund participation agreements with the Trust (“Participating Insurance Companies”) and their separate accounts or to qualified pension and retirement plans in accordance with the terms of the Shared Funding Order; and (ii) investment companies in the form of funds of funds. No shares of any Portfolio will be sold to the general public.”

3.	Section 5.2 is amended and restated in its entirety as follows:

“5.2 If and to the extent required by law, you shall: (i) solicit voting instructions from Contract owners; (ii) vote the Trust shares in accordance with the instructions received from Contract owners; and (iii) vote Trust shares owned by subaccounts for which no instructions have been received from Contract owners in the same proportion as Trust shares of such Portfolio for which instructions have been received from Contract owners; so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. You reserve the right to vote Trust shares held in any Account in your own right, to the extent permitted by law.”

2 of 6

4.	All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of June 5, 2007.

The Trust:	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Only on behalf of each Portfolio
listed on Schedule C of the
Agreement	By:	/s/ Karen L. Skidmore
	Name:	Karen L. Skidmore
	Title:	Vice President

The Underwriter:	FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

	By:	/s/ Thomas Regner
	Name:	Thomas Regner
	Title:	Senior Vice President

The Company:

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)		SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

By:	/s/ Raymond Scanlon	By:	/s/ Raymond Scanlon
FOR THE PRESIDENT		FOR THE PRESIDENT
Name:	Raymond Scanlon	Name:	Raymond Scanlon
Title:	Vice President	Title:	Vice President

By:	/s/ Bruce A. Teichner	By:	/s/ Bruce A. Teichner
FOR THE SECRETARY		FOR THE SECRETARY
Name:	Bruce A. Teichner	Name:	Bruce A. Teichner
Title:	AVP & Senior Counsel	Title:	AVP & Senior Counsel

The Distributor:

CLARENDON INSURANCE AGENCY, INC.		CLARENDON INSURANCE AGENCY, INC.

By:	/s/ William T. Evers	By:	/s/ Michelle D’Albero
FOR THE PRESIDENT		FOR THE SECRETARY
Name:	William Evers	Name:	Michelle D’Albero
Title:	AVP & Senior Counsel	Title:	Counsel

1 of 6

Amendment No. 9 to Participation Agreement

As of August 1, 2007

by and among

Franklin Templeton Variable Insurance Products Trust

Franklin/Templeton Distributors, Inc.

Sun Life Assurance Company of Canada (U.S.)

Sun Life Insurance and Annuity Company of New York

Clarendon Insurance Agency, Inc.

Franklin Templeton Variable Insurance Products Trust (the “Trust”), Franklin/Templeton Distributors, Inc. (the “Underwriter,” and together with the Trust, “we” or “us”), Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York (each is referred to as the “Company” or “you”), and Clarendon Insurance Agency, Inc., your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated September 16, 2002, amended subsequently as of October 24, 2003, May 4, 2004, February 25, 2005, May 2, 2005, September 1, 2005, October 1,2006, January 29, 2007 and June 5, 2007, respectively (the “Agreement”). The parties now desire to amend the Agreement in this amendment (the “Amendment”).

Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

AMENDMENT

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Schedules D of the Agreement is deleted and replaced in its entirety with the Schedule D attached hereto, respectively.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of August 1, 2007.

The Trust:	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Only on behalf of
each Portfolio listed
on Schedule C of
the Agreement.	By:	/s/ Karen L. Skidmore
	Name:	Karen L. Skidmore
	Title:	Vice President

The Underwriter:	FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

	By:	/s/ Thomas Regner
	Name:	Thomas Regner
	Title:	Senior Vice President

The Company:

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)		SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

By:	/s/ Bruce Jones	By:	/s/ Bruce Jones
FOR THE PRESIDENT		FOR THE PRESIDENT
Name:	Bruce Jones	Name:	Bruce Jones
Title:	Vice President	Title:	Vice President

By:	/s/ Bruce A. Teichner	By:	/s/ Bruce A. Teichner
FOR THE SECRETARY		FOR THE SECRETARY
Name:	Bruce A. Teichner	Name:	Bruce A. Teichner
Title:	AVP & Senior Counsel	Title:	AVP & Senior Counsel

The Distributor:

CLARENDON INSURANCE AGENCY, INC.		CLARENDON INSURANCE AGENCY, INC.

By:	/s/ William T. Evers	By:	/s/ Michelle D’Albero
FOR THE PRESIDENT		FOR THE SECRETARY
Name:	William Evers	Name:	Michelle D’Albero
Title:	AVP & Senior Counsel	Title:	Counsel

2 of 6

Schedule B

Accounts of the Company

Name of Account	SEC Registration Yes/No

1. Sun Life of Canada (U.S.) Variable Account F	Yes
2. Sun Life of Canada (U.S.) Variable Account G	Yes
3. Sun Life of Canada (U.S.) Variable Account H	No
4. Sun Life of Canada (U.S.) Variable Account I	Yes
5. Sun Life of Canada (U.S.) Variable Account R	No
6. Sun Life of Canada (U.S.) Variable Account S	No
7. Sun Life (NY) Variable Account C	Yes
8. Sun Life (NY) Variable Account D	Yes
9. Sun Life (NY) Variable Account E	No
10. Sun Life (NY) Variable Account H	No
11. Sun Life (NY) Variable Account J	Yes
12. Sun Life (NY) Variable Account L	No
13. Sun Life (NY) Variable Account M	No
14. KBL Variable Account A	Yes
15. Keyport Life Variable Account A	Yes
16. Keyport 401 Variable Account P	No

3 of 6

Schedule C

Available Portfolios and Classes of Shares of the Trust

1.	Franklin Income Securities Fund, Class 2

2.	Franklin Real Estate Fund, Class 1 and Class 2

3.	Franklin Small Cap Value Securities Fund, Class 1 and Class 2

4.	Franklin Strategic Income Securities Fund, Class 2

5.	Mutual Shares Securities Fund, Class 1 and Class 2

6.	Templeton Developing Markets Securities Fund, Class 2

7.	Templeton Foreign Securities Fund, Class 1 and Class 2

8.	Templeton Growth Securities Fund, Class 1 and Class 2

9.	Franklin Small-Mid Cap Growth Securities Fund, Class 1

10.	Franklin US Government, Class 2

Schedule D

Contracts of the Company

Sun Life Assurance Company of Canada (U.S.)

1.	All-Star Annuity Contract
2.	All-Star Extra Annuity Contract
3.	All-Star Freedom Annuity Contract
4.	All-Star Traditions Annuity Contract
5.	Alternative Advantage Annuity Contract
6.	Futurity Accolade Annuity Contract
7.	Futurity Accumulator II Variable Universal Life Insurance Policies
8.	Futurity Accumulator Variable Universal Life Insurance Policies
9.	Futurity Corporate Variable Universal Life Insurance Policies
10.	Futurity Focus Annuity Contract
11.	Futurity Focus II Annuity Contract
12.	Futurity II Annuity Contract
13.	Futurity III Annuity Contract
14.	Futurity Protector II Variable Universal Life Insurance Policies
15.	Futurity Protector Variable Universal Life Insurance Policies
16.	Futurity Select Four Annuity Contract
17.	Futurity Select Four Plus Annuity Contract
18.	Futurity Select Freedom Annuity Contract
19.	Futurity Select Incentive Annuity Contract
20.	Futurity Select Seven Annuity Contract
21.	Futurity Survivorship II Variable Universal Life Insurance Policies
22.	Keyport Advisor Optima
23.	Masters Access Variable Annuity
24.	Masters Choice Variable Annuity
25.	Masters Extra Variable Annuity
26.	Masters Flex Variable Annuity
27.	Masters IV Variable Annuity
28.	Masters VII Variable Annuity
29.	Regatta Masters Access Annuity Contract
30.	Regatta Masters Choice Annuity Contract
31.	Regatta Masters Extra Annuity Contract
32.	Regatta Masters Flex Annuity Contract
33.	Sun Life Corporate Variable Universal Life Insurance Policies
34.	Sun Life Large Case PPVUL
35.	Sun Life Large Case VUL
36.	Magnastar PPVUL
37.	Sun Protector VUL
38.	Sun Executive VUL
39.	Sun Prime VUL

Schedule D

Contracts of the Company (Continued)

Sun Life Insurance and Annuity Company of New York

40.	All-Star Extra NY Annuity Contract
41.	All-Star Freedom NY Annuity Contract
42.	All-Star NY Annuity Contract
43.	Alternative Advantage Annuity Contract
44.	Futurity Accolade NY Annuity Contract
45.	Futurity Accumulator II Variable Universal Life Insurance Policies
46.	Futurity Protector II Variable Universal Life Insurance Policies
47.	Futurity Survivorship II Variable Universal Life Insurance Policies
48.	Keyport Advisor Optima
49.	Masters Access NY Variable Annuity
50.	Masters Choice NY Variable Annuity
51.	Masters Extra NY Variable Annuity
52.	Masters Flex NY Variable Annuity
53.	Masters Reward NY Variable Annuity
54.	Masters Select NY Variable Annuity
55.	Regatta Masters Access NY Annuity Contract
56.	Regatta Masters Extra NY Annuity Contract
57.	Regatta Masters Flex NY Annuity Contract
58.	BOLI Variable Universal Life Insurance Policies
59.	Futurity Corporate Variable Universal Life Insurance Policies
60.	Sun Life Large Case PPVUL
61.	Sun Life Large Case VUL
62.	Magnastar PPVUL
63.	Sun Executive VUL
64.	Sun Protector VUL
65.	Sun Prime VUL

Amendment No. 10 to Participation Agreement

by and among

Franklin Templeton Variable Insurance Products Trust

Franklin/Templeton Distributors, Inc.

Sun Life Assurance Company of Canada (U.S.)

Sun Life Insurance and Annuity Company of New York

Clarendon Insurance Agency, Inc.

Franklin Templeton Variable Insurance Products Trust (the “Trust”), Franklin/Templeton Distributors, Inc. (the “Underwriter,” and together with the Trust, “we” or “us”), Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York (each is referred to as the “Company” or “you”), and Clarendon Insurance Agency, Inc., your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated September 16, 2002, amended subsequently as of October 24, 2003, May 4, 2004, February 25, 2005, May 2, 2005, September 1, 2005, October 1, 2006, January 29, 2007, June 5, 2007 and August 1, 2007, respectively (the “Agreement”). The parties now desire to amend the Agreement in this amendment (the “Amendment”).

Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

AMENDMENT

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Schedules B, C and D of the Agreement are deleted and replaced in their entirety with the Schedules B, C and D attached hereto, respectively.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of March 1, 2008.

The Trust:	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Only on behalf of each Portfolio listed on Schedule C of the Agreement.	By:	/s/ Karen L. Skidmore
	Name:	Karen L. Skidmore
	Title:	Vice President

The Underwriter:	FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

	By:	/s/ Thomas Regner
	Name:	Thomas Regner
	Title:	Senior Vice President

The Company:

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)		SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
By:	/s/ Bruce Jones	By:	/s/ Bruce Jones
FOR THE PRESIDENT		FOR THE PRESIDENT
Name:	Bruce Jones	Name:	Bruce Jones
Title:	Vice President	Title:	Vice President

By:	/s/ Bruce A. Teichner	By:	/s/ Bruce A. Teichner
FOR THE SECRETARY		FOR THE SECRETARY
Name:	Bruce A. Teichner	Name:	Bruce A. Teichner
Title:	AVP & Senior Counsel	Title:	AVP & Senior Counsel

The Distributor:

CLARENDON INSURANCE AGENCY, INC.		CLARENDON INSURANCE AGENCY, INC.

By:	/s/ William T. Evers	By:	/s/ Michelle D’Albero
FOR THE PRESIDENT		FOR THE SECRETARY
Name:	William Evers	Name:	Michelle D’Albero
Title:	AVP & Senior Counsel	Title:	Counsel

Schedule B

Accounts of the Company

Name of Insurance Company Name of Account	SEC Registration Yes/No

Sun Life Assurance Company of Canada (U. S.)
1. Keyport 401 Variable Account P	No
2. Keyport Life Variable Account A	Yes
3. Sun Life of Canada (U.S.) Variable Account F	Yes
4. Sun Life of Canada (U.S.) Variable Account G	Yes
5. Sun Life of Canada (U.S.) Variable Account H	No
6. Sun Life of Canada (U.S.) Variable Account I	Yes
7. Sun Life of Canada (U.S.) Variable Account R	No
8. Sun Life of Canada (U.S.) Variable Account S	No

Sun Life Insurance and Annuity Company of New York
9. KBL Variable Account A	Yes
10. Sun Life (NY) Variable Account C	Yes
11. Sun Life (NY) Variable Account D	Yes
12. Sun Life (NY) Variable Account E	No
13. Sun Life (NY) Variable Account H	No
14. Sun Life (NY) Variable Account J	Yes
15. Sun Life (NY) Variable Account L	No
16. Sun Life (NY) Variable Account M	No

Schedule C

Available Portfolios and Classes of Shares of the Trust

1.	Franklin Growth and Income Securities Fund, Class 2
2.	Franklin Income Securities Fund, Class 2
3.	Franklin Real Estate Fund, Class 1 and Class 2
4.	Franklin Small Cap Value Securities Fund, Class 1 and Class 2
5.	Franklin Small-Mid Cap Growth Securities Fund, Class 1
6.	Franklin Strategic Income Securities Fund, Class 2
7.	Franklin U. S. Government Fund, Class 2
8.	Mutual Shares Securities Fund, Class 1 and Class 2
9.	Templeton Developing Markets Securities Fund, Class 2
10.	Templeton Foreign Securities Fund, Class 1 and Class 2
11.	Templeton Growth Securities Fund, Class 1 and Class 2
12.	Franklin Templeton VIP Founding Funds Allocation Fund, Class 2

Schedule D

Contracts of the Company

Sun Life Assurance Company of Canada (U.S.)

1.	All-Star Annuity Contract
2.	All-Star Extra Annuity Contract
3.	All-Star Freedom Annuity Contract
4.	All-Star Traditions Annuity Contract
5.	Alternative Advantage Annuity Contract
6.	Futurity Accolade Annuity Contract
7.	Futurity Accumulator II Variable Universal Life Insurance Policies
8.	Futurity Accumulator Variable Universal Life Insurance Policies
9.	Futurity Corporate Variable Universal Life Insurance Policies
10.	Futurity Focus Annuity Contract
11.	Futurity Focus II Annuity Contract
12.	Futurity II Annuity Contract
13.	Futurity III Annuity Contract
14.	Futurity Protector II Variable Universal Life Insurance Policies
15.	Futurity Protector Variable Universal Life Insurance Policies
16.	Futurity Select Four Annuity Contract
17.	Futurity Select Four Plus Annuity Contract
18.	Futurity Select Freedom Annuity Contract
19.	Futurity Select Incentive Annuity Contract
20.	Futurity Select Seven Annuity Contract
21.	Futurity Survivorship II Variable Universal Life Insurance Policies
22.	Keyport Advisor Optima
23.	Masters Access Variable Annuity
24.	Masters Choice Variable Annuity
25.	Masters Extra Variable Annuity
26.	Masters Flex Variable Annuity
27.	Masters IV Variable Annuity
28.	Masters VII Variable Annuity
29.	Regatta Masters Access Annuity Contract
30.	Regatta Masters Choice Annuity Contract
31.	Regatta Masters Extra Annuity Contract
32.	Regatta Masters Flex Annuity Contract
33.	Sun Life Corporate Variable Universal Life Insurance Policies
34.	Sun Life Large Case PPVUL
35.	Sun Life Large Case VUL
36.	Magnastar PPVUL
37.	Sun Protector VUL
38.	Sun Executive VUL
39.	Sun Prime VUL

Schedule D

Contracts of the Company (Continued)

Sun Life Insurance and Annuity Company of New York

40.	All-Star Extra NY Annuity Contract
41.	All-Star Freedom NY Annuity Contract
42.	All-Star NY Annuity Contract
43.	Alternative Advantage Annuity Contract
44.	Futurity Accolade NY Annuity Contract
45.	Futurity Accumulator II Variable Universal Life Insurance Policies
46.	Futurity Protector II Variable Universal Life Insurance Policies
47.	Futurity Survivorship II Variable Universal Life Insurance Policies
48.	Keyport Advisor Optima
49.	Masters Access NY Variable Annuity
50.	Masters Choice NY Variable Annuity
51.	Masters Extra NY Variable Annuity
52.	Masters Flex NY Variable Annuity
53.	Masters Reward NY Variable Annuity
54.	Masters Select NY Variable Annuity
55.	Regatta Masters Access NY Annuity Contract
56.	Regatta Masters Extra NY Annuity Contract
57.	Regatta Masters Flex NY Annuity Contract
58.	BOLI Variable Universal Life Insurance Policies
59.	Futurity Corporate Variable Universal Life Insurance Policies
60.	Sun Life Large Case PPVUL
61.	Sun Life Large Case VUL
62.	Magnastar PPVUL
63.	Sun Executive VUL
64.	Sun Protector VUL
65.	Sun Prime VUL

Amendment No. 11 to Participation Agreement

by and among

Franklin Templeton Variable Insurance Products Trust

Franklin/Templeton Distributors, Inc.

Sun Life Assurance Company of Canada (U.S.)

Sun Life Insurance and Annuity Company of New York

Clarendon Insurance Agency, Inc.

Franklin Templeton Variable Insurance Products Trust (the “Trust”), Franklin/Templeton Distributors, Inc. (the “Underwriter,” and together with the Trust, “we” or “us”), Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York (each is referred to as the “Company” or “you”), and Clarendon Insurance Agency, Inc., your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated September 16, 2002, amended subsequently as of October 24, 2003, May 4, 2004, February 25, 2005, May 2, 2005, September 1, 2005, October 1, 2006, January 29, 2007, June 5, 2007, August 1, 2007 and March 1, 2008, respectively (the “Agreement”). The parties now desire to amend the Agreement by this amendment (the “Amendment”).

Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

AMENDMENT

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

2.

The term “National Association of Securities Dealers, Inc. (the “NASD”) is hereby replaced with “Financial Industry Regulatory Authority (“FINRA”)” throughout the Agreement in sections 2.1.6, 2.3.1, 10.7, 10.8 and Schedule F, respectively.

3.	Section 10.12 is amended and restated in its entirety as follows:

“10.12 No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties. Notwithstanding the foregoing: (i) the Site Terms may be separately amended as provided therein and, as so amended and in effect from time to time, shall be a part of this Agreement; and (ii) Schedule C may be separately amended as provided therein and, as so amended shall be a part of this Agreement.”

4.	Schedules B, C, D and F of the Agreement are deleted and replaced in their entirety with the Schedules B, C, D and F attached hereto, respectively.

5.	All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of August 29, 2008.

The Trust:	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Only on behalf of each Portfolio listed on Schedule C of the Agreement.	By:	/s/ Karen L. Skidmore
	Name:	Karen L. Skidmore
	Title:	Vice President

The Underwriter:	FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

	By:	/s/ Thomas Regner
	Name:	Thomas Regner
	Title:	Senior Vice President

The Company:

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)		SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

By:	/s/ Bruce Jones	By:	/s/ Bruce Jones
Name:	Bruce M. Jones	Name:	Bruce M. Jones
Title:	Vice President	Title:	Vice President

By:	/s/ Susan J. Lazzo	By:	/s/ Susan J. Lazzo
Name:	Susan J. Lazzo	Name:	Susan J. Lazzo
Title:	Senior Counsel	Title:	Senior Counsel

The Distributor:

CLARENDON INSURANCE AGENCY, INC.		CLARENDON INSURANCE AGENCY, INC.

By:	/s/ William T, Evers	By:	/s/ Michele D’Albero
FOR THE PRESIDENT		FOR THE SECRETARY
Name:	William Evers	Name:	Michelle D’Albero
Title:	AVP & Senior Counsel	Title:	Counsel

Schedule B

Accounts of the Company

Name of Insurance Company Name of Account	SEC Registration Yes/No

Sun Life Assurance Company of Canada (U. S.)
1. Keyport 401 Variable Account P	No
2. Keyport Life Variable Account A	Yes
3. Sun Life of Canada (U.S.) Variable Account F	Yes
4. Sun Life of Canada (U.S.) Variable Account G	Yes
5. Sun Life of Canada (U.S.) Variable Account H	No
6. Sun Life of Canada (U.S.) Variable Account I	Yes
7. Sun Life of Canada (U.S.) Variable Account R	No
8. Sun Life of Canada (U.S.) Variable Account S	No

Sun Life Insurance and Annuity Company of New York
9. KBL Variable Account A	Yes
10. Sun Life (NY) Variable Account C	Yes
11. Sun Life (NY) Variable Account D	Yes
12. Sun Life (NY) Variable Account E	No
13. Sun Life (NY) Variable Account H	No
14. Sun Life (NY) Variable Account J	Yes
15. Sun Life (NY) Variable Account L	No
16. Sun Life (NY) Variable Account M	No

Schedule C

Available Portfolios and Classes of Shares of the Trust

1.	Franklin Growth and Income Securities Fund, Class 2
2.	Franklin Income Securities Fund, Class 2
3.	Franklin Real Estate Fund, Class 1 and Class 2
4.	Franklin Small Cap Value Securities Fund, Class 1 and Class 2
5.	Franklin Small-Mid Cap Growth Securities Fund, Class 1
6.	Franklin Strategic Income Securities Fund, Class 2
7.	Franklin Templeton VIP Founding Funds Allocation Fund, Class 2
8.	Franklin U. S. Government Fund, Class 2
9.	Mutual Shares Securities Fund, Class 1 and Class 2
10.	Templeton Developing Markets Securities Fund, Class 2
11.	Templeton Foreign Securities Fund, Class 1 and Class 2
12.	Templeton Growth Securities Fund, Class 1 and Class 2

In addition to portfolios and classes of shares listed above, any additional Portfolios and classes of shares other than Class 3 shares are included in this Schedule C listing provided that:

(1)

the General Counsel of Franklin Templeton Investments receives from a person authorized by you a written notice in the form attached (which may be electronic mail or sent by electronic mail) (“Notice”) identifying this Agreement as provided in the Notice and specifying: (i) the names and classes of shares of additional Portfolios that you propose to offer as investment options of the Separate Accounts under the Contracts; and (ii) the date that you propose to begin offering Separate Account interests investing in the additional Portfolios under the Contracts; and

(2)

we do not within ten (10) Business Days following receipt of the Notice send you a writing (which may be electronic mail) objecting to your offering such Separate Accounts investing in the additional Portfolios and classes of shares under the Contracts.

Provided that we do not object as provided above, your Notice shall amend, supplement and become a part of this Schedule C and the Agreement.

FORM OF NOTICE PURSUANT TO SCHEDULE C OF PARTICIPATION AGREEMENT

To:	General Counsel c/o

Linda Lai (Llai@frk.com;) or Kevin Kirchoff (kkircho@frk.com)

Fax: 650 525-7059

Franklin Templeton Investments

1 Franklin Parkway,

Bldg. 920, 2nd Floor

San Mateo, CA 94402

With respect to the following agreement(s) (collectively, the “Agreement”)

(please reproduce and complete table for multiple agreements):

Date of Participation Agreement:

Insurance Company(ies):

Insurance Company Distributor(s):

As provided by Schedule C of the Agreement, this Notice proposes to Franklin Templeton Variable Insurance Products Trust, and Franklin/Templeton Distributors, Inc. the addition as of the offering date(s) listed below of the following Portfolios as additional investment options listed on Schedule C:

Names and Classes of Shares of Additional Portfolios	Offering Date(s)
Listing of current classes for your reference: Class 1 (no 12b-1 fee); Class 2 (12b-1 fee of 25 bps); or Class 4 (12b-1 fee of 35 bps).

Name and title of authorized person of insurance company:

Contact Information:

Schedule D

Contracts of the Company

All variable life and variable annuity contracts issued by separate accounts listed on Schedule B of this Agreement.

Schedule F

Rule 12b-1 Plans of the Trust

Compensation

Each Class 2 or Class 4 Portfolio named or referenced on Schedule C of this Agreement may make payments at a rate stated in its prospectus pursuant to the terms and conditions of its Rule 12b-1 distribution plan.

Agreement Provisions

If the Company, on behalf of any Account, purchases Trust Portfolio shares (“Eligible Shares”) that are subject to a Rule 12b-1 plan adopted under the 1940 Act (the “Plan”), the Company, on behalf of its Distributor, may participate in the Plan.

To the extent the Company or its affiliates, agents or designees (collectively “you”) provide any activity or service that is primarily intended to assist in the promotion, distribution or account servicing of Eligible Shares (“Rule 12b-1 Services”) or variable contracts offering Eligible Shares, the Underwriter, the Trust or their affiliates (collectively, “we”) may pay you a Rule 12b-1 fee. “Rule 12b-1 Services” may include, but are not limited to, printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of dealers and their representatives, and similar distribution-related expenses, furnishing personal services to owners of Contracts which may invest in Eligible Shares (“Contract Owners”), education of Contract Owners, answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, or providing other services eligible for service fees as defined under FINRA rules.

Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees, shall be based on the value of Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the compensation provision stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the “annual maximums” in the Portfolio’s prospectus, unless an increase is approved by shareholders as provided in the Plan. These maximums shall be a specified percent of the value of a Portfolio’s net assets attributable to Eligible Shares owned by the Company on behalf of its Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus). The Rule 12b-1 fee will be paid to you within thirty (30) days after the end of the three-month periods ending in January, April, July and October.

You shall furnish us with such information as shall reasonably be requested by the Trust’s Boards of Trustees (“Trustees”) with respect to the Rule 12b-1 fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement (“Disinterested Trustees”). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty (60) days’ written notice, without payment of any penalty, or as provided in the Plan. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under Rule 12b-1, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule 12b-1, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule F relating to the Plans will also terminate. You agree that your selling agreements with persons or entities through whom you intend to distribute Contracts will provide that compensation paid to such persons or entities may be reduced if a Portfolio’s Plan is no longer effective or is no longer applicable to such Portfolio or class of shares available under the Contracts.

Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the Underwriter has received such fee from the Trust.

The provisions of the Plans shall control over the provisions of the Participation Agreement, including this Schedule F, in the event of any inconsistency. You agree to provide complete disclosure as required by all applicable statutes, rules and regulations of all rule 12b-1 fees received from us in the prospectus of the Contracts.

Amendment No. 12 to Participation Agreement

Franklin Templeton Variable Insurance Products Trust

Franklin/Templeton Distributors, Inc.

Sun Life Assurance Company of Canada (U.S.)

Sun Life Insurance and Annuity Company of New York

Clarendon Insurance Agency, Inc.

Franklin Templeton Variable Insurance Products Trust (the “Trust”), Franklin/Templeton Distributors, Inc. (the “Underwriter,” and together with the Trust, “we” or “us”), Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York (each is referred to as the “Company” or “you”), and Clarendon Insurance Agency, Inc., your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated September 16, 2002, amended subsequently as of October 24, 2003, May 4, 2004, February 25, 2005, May 2, 2005, September 1, 2005, October 1, 2006, January 29, 2007, June 5, 2007, August 1, 2007, March 1, 2008 and August 29, 2008, respectively (the “Agreement”). The parties now desire to amend the Agreement by this amendment (the “Amendment”).

A M E N D M E N T

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1.

Paragraphs 6.1 through 6.7 of Section 6 are amended and restated in their entirety as set forth in Attachment A to this Amendment. The remaining paragraphs of Section 6 not amended herein shall be re-numbered beginning with the number “6.10” and progressing “6.11,” “6.12,” and so on as, and if, necessary.

2.	All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of September 16, 2010.

The Trust:	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Only on behalf of each Portfolio listed on Schedule C of the Agreement.	By:	/s/ Karen L. Skidmore
	Name:	Karen L. Skidmore
	Title:	Vice President

The Underwriter:	FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

	By:	/s/ Thomas M. Regner
	Name:	Thomas M. Regner
	Title:	Executive Vice President

The Company:

Sun Life Assurance Company of Canada (U.S.)		SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

By:	/s/ Sandra Dadalt	By:	/s/ Sandra Dadalt
Name:	Sandra Dadalt	Name:	Sandra Dadalt
Title:	Asst. Vice President & Sr. Counsel	Title:	Asst. Vice President & Sr. Counsel

By:	/s/ Susan J. Lazzo	By:	/s/ Susan J. Lazzo
Name:	Susan J. Lazzo	Name:	Susan J. Lazzo
Title:	Senior Counsel	Title:	Senior Counsel

The Distributor:

CLARENDON INSURANCE AGENCY, INC.		CLARENDON INSURANCE AGENCY, INC.

By:	/s/ William T. Evers	By:	/s/ Michele D’Albero
FOR THE PRESIDENT		FOR THE SECRETARY
Name:	William Evers	Name:	Michelle D’Albero
Title:	AVP & Senior Counsel	Title:	Counsel

Attachment A

6. Sales Material, Information and Trademarks

6.1 For purposes of this Section 6, “Sales Literature/ Promotional Material” includes, but is not limited to, portions of the following that use any logo or other trademark related to the Trust, or Underwriter or its affiliates, or refer to the Trust: advertisements (such as material published or designed for use in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, web-sites and other electronic communications or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts or any other advertisement, sales literature or published article or electronic communication), educational or training materials or other communications distributed or made generally available to some or all agents or employees in any media, and disclosure documents, shareholder reports and proxy materials.

6.2 You may use the name of the Trust and trademarks and the logo of the Underwriter in Sales Literature/Promotional Material as reasonably necessary to carry out your performance and obligations under this Agreement provided that you comply with the provisions of this Agreement. You agree to abide by any reasonable use guidelines regarding use of such trademarks and logos that we may give from time to time. You shall, as we may request from time to time, promptly furnish, or cause to be furnished to us or our designee, at least one complete copy of each registration statement, prospectus, statement of additional information, private placement memorandum, retirement plan disclosure information or other disclosure documents or similar information, as applicable (collectively “Disclosure Documents”), as well as any report, solicitation for voting instructions, Sales Literature/ Promotional Material created and approved by you, and all amendments to any of the above that relate to the Contracts, the Accounts, the Trust, or Underwriter or its affiliates.

6.3 You and your agents shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust, the Underwriter or an Adviser, other than information or representations contained in and accurately derived from the registration statement or prospectus for the Trust shares (as such registration statement and prospectus may be amended or supplemented from time to time), annual and semi-annual reports of the Trust, Trust-sponsored proxy statements, or in Sales Literature/Promotional Material created by us for the Trust and provided by the Trust or its designee to you, except as required by legal process or regulatory authorities or with the written permission of the Trust or its designee.

6.4 You agree, represent and warrant that you are solely responsible for any Sales Literature/ Promotional Material prepared by you and that such material will: (a) conform to all requirements of any applicable laws or regulations of any government or authorized agency having jurisdiction over the offering or sale of shares of the Portfolios or Contracts; (b) be solely based upon and not contrary to or inconsistent with the information or materials provided to you by us or a Portfolio; and (c) be made available promptly to us upon our request. You agree to file any Sales Literature/Promotional Material prepared by you with FINRA, or other applicable legal or regulatory authority, within the timeframes that may be required from time to time by FINRA or such other legal or regulatory authority. Unless otherwise expressly agreed to in writing, it is understood that we will neither review nor approve for use any materials prepared by you and will not be materially involved in the preparation of, or have any responsibility for, any such materials prepared by you. You are not authorized to modify or translate any materials we have provided to you.

6.5 You shall promptly notify us of any written customer complaint or notice of any regulatory investigation or proceeding received by you relating to any Disclosure Documents or Sales Literature/Promotional Material that reference the Trust or a Portfolio.

6.6 We shall not give any information or make any representations or statements on behalf of you or concerning you, the Accounts or the Contracts other than information or representations, including naming you as a Trust shareholder, contained in and accurately derived from Disclosure Documents for the Contracts (as such Disclosure Documents may be amended or supplemented from time to time), or in materials approved by you for distribution, including Sales Literature/ Promotional Material, except as required by legal process or regulatory authorities or with your written permission.

6.7 Except as provided in Section 6.2, you shall not use any designation comprised in whole or part of the names or marks “Franklin” or “Templeton” or any logo or other trademark relating to the Trust or the Underwriter without prior written consent, and upon termination of this Agreement for any reason, you shall cease all use of any such name or mark as soon as reasonably practicable.

6.8 You shall furnish to us ten (10) Business Days prior to its first submission to the SEC or its staff, any request or filing for no-action assurance or exemptive relief naming, pertaining to, or affecting, the Trust, the Underwriter or any of the Portfolios.

6.9 You agree that any posting of Designated Portfolio Documents on your website or use of Designated Portfolio Documents in any other electronic format will result in the Designated Portfolio Documents: (i) appearing identical to the hard copy printed version or .pdf format file provided to you by us (except that you may reformat .pdf format prospectus files in order to delete blank pages and to insert .pdf format prospectus supplement files provided by us to you); (ii) being clearly associated with the particular Contracts in which they are available and posted in close proximity to the applicable Contract prospectuses; (iii) having no less prominence than prospectuses of any other underlying funds available under the Contracts; (iv) in compliance with any statutory prospectus delivery requirements and (v) being used in an authorized manner. Notwithstanding the above, you understand and agree that you are responsible for ensuring that participation in the Portfolios, and any website posting, or other use, of the Designated Portfolio Documents is in compliance with this Agreement and applicable state and federal securities and insurance laws and regulations, including as they relate to paper or electronic delivery or use of fund prospectuses. We reserve the right to inspect and review your website if any Designated Portfolio Documents and/or other Trust documents are posted on your website and you shall, upon our reasonable request, provide us timely access to your website materials to perform such inspection and review.

In addition, you agree to be solely responsible for maintaining and updating the Designated Portfolio Documents’ .pdf files and removing and/or replacing promptly any outdated prospectuses and other documents, as necessary, ensuring that any accompanying instructions by us, for using or stopping use, are followed. You agree to designate and make available to us a person to act as a single point of communication contact for these purposes. We are not responsible for any additional costs or additional liabilities that may be incurred as a result of your election to place the Designated Portfolio Documents on your website. We reserve the right to revoke this authorization, at any time and for any reason, although we may instead make our authorization subject to new procedures.

Amendment No. 13 to Participation Agreement

Franklin Templeton Variable Insurance Products Trust

Franklin/Templeton Distributors, Inc.

Sun Life Assurance Company of Canada (U.S.)

Sun Life Insurance and Annuity Company of New York

Clarendon Insurance Agency, Inc.

Franklin Templeton Variable Insurance Products Trust (the “Trust”), Franklin/Templeton Distributors, Inc. (the “Underwriter,” and together with the Trust, “we” or “us”), Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York (each is referred to as the “Company” or “you”), and Clarendon Insurance Agency, Inc., your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated September 16, 2002, amended subsequently as of October 24, 2003, May 4, 2004, February 25, 2005, May 2, 2005, September 1, 2005, October 1, 2006, January 29, 2007, June 5, 2007, August 1, 2007, March 1, 2008, August 29, 2008 and September 16, 2010, respectively (the “Agreement”). The parties now desire to amend the Agreement by this amendment (the “Amendment”).

A M E N D M E N T

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Schedules B, C and D are deleted and replaced in their entirety with the Schedules B, C and D attached hereto.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of August 1, 2011.

The Trust: Only on behalf of each Portfolio listed on Schedule C of the Agreement.	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
	By:	/s/ Karen Skidmore
	Name:	Karen L. Skidmore
	Title:	Vice President

The Underwriter:	FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

	By:	/s/ Thomas M. Regner
	Name:	Thomas M. Regner
	Title:	Executive Vice President

The Company:

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

By:	/s/ Stephen Deschenes	By:	/s/ Susan J. Lazzo
Name:	Stephen Deschenes	Name:	Susan J. Lazzo
Title:	Senior Vice President	Title:	AVP & Senior Counsel

The Distributor:

CLARENDON INSURANCE AGENCY, INC.		CLARENDON INSURANCE AGENCY, INC.

By:	/s/ William T. Evers	By:	/s/ Michelle Greco
Name:	William Evers	Name:	Michelle Greco
Title:	AVP & Senior Counsel	Title:	Senior Counsel

Schedule B

Accounts of the Company

Name of Insurance Company and Name of Account	SEC Registration Yes/No

Sun Life Assurance Company of Canada (U. S.)
1. Keyport 401 Variable Account P	No
2. Keyport Life Variable Account A	Yes
3. Sun Life of Canada (U.S.) Variable Account F	Yes
4. Sun Life of Canada (U.S.) Variable Account G	Yes
5. Sun Life of Canada (U.S.) Variable Account H	No
6. Sun Life of Canada (U.S.) Variable Account I	Yes
7. Sun Life of Canada (U.S.) Variable Account R	No
8. Sun Life of Canada (U.S.) Variable Account S	No
9. Sun Life of Canada (U.S.) Variable Account K	Yes

Sun Life Insurance and Annuity Company of New York
10. KBL Variable Account A	Yes
11. Sun Life (N.Y.) Variable Account C	Yes
12. Sun Life (N.Y.) Variable Account D	Yes
13. Sun Life (N.Y.) Variable Account E	No
14. Sun Life (N.Y.) Variable Account H	No
15. Sun Life (N.Y.) Variable Account J	Yes
16. Sun Life (N.Y.) Variable Account L	No
17. Sun Life (N.Y.) Variable Account M	No
18. Sun Life (N.Y.) Variable Account N	Yes

Schedule C

Available Portfolios and Classes of Shares of the Trust

1.	Franklin Growth and Income Securities Fund, Class 2
2.	Franklin Income Securities Fund, Class 2 and Class 4
3.	Franklin Real Estate Fund, Class 1 and Class 2
4.	Franklin Small Cap Value Securities Fund, Classes 1, 2 and 4
5.	Franklin Small-Mid Cap Growth Securities Fund, Class 1
6.	Franklin Strategic Income Securities Fund, Class 2 and Class 4
7.	Franklin Templeton VIP Founding Funds Allocation Fund, Class 2
8.	Franklin U. S. Government Fund, Class 2
9.	Mutual Shares Securities Fund, Classes 1, 2 and 4
10.	Templeton Developing Markets Securities Fund, Class 2
11.	Templeton Foreign Securities Fund, Class 1 and Class 2
12.	Templeton Global Bond Securities Fund, Classes 1, 2 and 4
13.	Templeton Growth Securities Fund, Class 1 and Class 2

In addition to portfolios and classes of shares listed above, any additional Portfolios and classes of shares other than Class 3 shares are included in this Schedule C listing provided that:

(1)

the General Counsel of Franklin Templeton Investments receives from a person authorized by you a written notice in the form attached (which may be electronic mail or sent by electronic mail) (“Notice”) identifying this Agreement as provided in the Notice and specifying: (i) the names and classes of shares of additional Portfolios that you propose to offer as investment options of the Separate Accounts under the Contracts; and (ii) the date that you propose to begin offering Separate Account interests investing in the additional Portfolios under the Contracts; and

(2)

we do not within ten (10) Business Days following receipt of the Notice send you a writing (which may be electronic mail) objecting to your offering such Separate Accounts investing in the additional Portfolios and classes of shares under the Contracts.

Provided that we do not object as provided above, your Notice shall amend, supplement and become a part of this Schedule C and the Agreement.

FORM OF NOTICE PURSUANT TO SCHEDULE C OF PARTICIPATION AGREEMENT

To:	General Counsel c/o

Linda Lai (Llai@frk.com;) or Kevin Kirchoff (kkircho@frk.com)

Fax: 650 525-7059

Franklin Templeton Investments

1 Franklin Parkway,

Bldg. 920, 2nd Floor

San Mateo, CA 94403

With respect to the following agreement(s) (collectively, the “Agreement”)

(please reproduce and complete table for multiple agreements):

Date of Participation Agreement:

Insurance Company(ies):

Insurance Company Distributor(s):

As provided by Schedule C of the Agreement, this Notice proposes to Franklin Templeton Variable Insurance Products Trust, and Franklin/Templeton Distributors, Inc. the addition as of the offering date(s) listed below of the following Portfolios as additional investment options listed on Schedule C:

Names and Classes of Shares of Additional Portfolios	Offering Date(s)
Listing of current classes for your reference: Class 1 (no 12b-1 fee); Class 2 (12b-1 fee of 25 bps); or Class 4 (12b-1 fee of 35 bps).

Name and title of authorized person of insurance company:

Contact Information:

Schedule D

Contracts of the Company

All variable life and variable annuity contracts issued by separate accounts listed on Schedule B of this Agreement.

Amendment No. 14 to Participation Agreement

Franklin Templeton Variable Insurance Products Trust

Franklin/Templeton Distributors, Inc.

Sun Life Assurance Company of Canada (U.S.)

Sun Life Insurance and Annuity Company of New York

Clarendon Insurance Agency, Inc.

Franklin Templeton Variable Insurance Products Trust (the “Trust”), Franklin/Templeton Distributors, Inc. (the “Underwriter,” and together with the Trust, “we” or “us”), Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York (each is referred to as the “Company” or “you”), and Clarendon Insurance Agency, Inc., your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated September 16, 2002, amended subsequently as of October 24, 2003, May 4, 2004, February 25, 2005, May 2, 2005, September 1, 2005, October 1, 2006, January 29, 2007, June 5, 2007, August 1, 2007, March 1, 2008, August 29, 2008, September 16, 2010, and August 1, 2011 respectively (the “Agreement”). The parties now desire to amend the Agreement by this amendment (the “Amendment”).

A M E N D M E N T

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Schedules B and C are deleted and replaced in their entirety with the Schedules B and C attached hereto.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of December 1, 2011.

The Trust: Only on behalf of each Portfolio listed on Schedule C of the Agreement.	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

	By:	/s/ Karen L. Skidmore
	Name:	Karen L. Skidmore
	Title:	Vice President

The Underwriter:	FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

	By:	/s/ Thomas M. Regner
	Name:	Thomas M. Regner
	Title:	Executive Vice President

The Company:

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

By:	/s/ David R. Nix	By:	/s/ Susan J. Lazzo
Name:	David R. Nix	Name:	Susan J. Lazzo
Title:	Assistant Vice President	Title:	AVP & Senior Counsel

The Distributor:

CLARENDON INSURANCE AGENCY, INC.		CLARENDON INSURANCE AGENCY, INC.

By:	/s/ William T. Evers	By:	/s/ Michelle D’Albero
Name:	William Evers	Name:	Michelle D’Albero
Title:	AVP & Senior Counsel	Title:	Senior Counsel

Schedule B

Accounts of the Company

Name of Insurance Company and Name of Account	SEC Registration Yes/No

Sun Life Assurance Company of Canada (U. S.)
1. Keyport 401 Variable Account P	No
2. Keyport Life Variable Account A	Yes
3. Sun Life of Canada (U.S.) Variable Account F	Yes
4. Sun Life of Canada (U.S.) Variable Account G	Yes
5. Sun Life of Canada (U.S.) Variable Account H	No
6. Sun Life of Canada (U.S.) Variable Account I	Yes
7. Sun Life of Canada (U.S.) Variable Account R	No
8. Sun Life of Canada (U.S.) Variable Account S	No
9. Sun Life of Canada (U.S.) Variable Account K	Yes
10. Sun Life of Canada (U.S.) Variable Account M	No

Sun Life Insurance and Annuity Company of New York
11. KBL Variable Account A	Yes
12. Sun Life (N.Y.) Variable Account C	Yes
13. Sun Life (N.Y.) Variable Account D	Yes
14. Sun Life (N.Y.) Variable Account E	No
15. Sun Life (N.Y.) Variable Account H	No
16. Sun Life (N.Y.) Variable Account J	Yes
17. Sun Life (N.Y.) Variable Account L	No
18. Sun Life (N.Y.) Variable Account M	No
19. Sun Life (N.Y.) Variable Account N	Yes

Schedule C

Available Portfolios and Classes of Shares of the Trust

1.	Franklin Growth and Income Securities Fund, Class 2
2.	Franklin Income Securities Fund, Class 2 and Class 4
3.	Franklin Global Real Estate Fund, Class 1 and Class 2
4.	Franklin Small Cap Value Securities Fund, Classes 1, 2 and 4
5.	Franklin Small-Mid Cap Growth Securities Fund, Class 1
6.	Franklin Strategic Income Securities Fund, Class 2 and Class 4
7.	Franklin Templeton VIP Founding Funds Allocation Fund, Class 2
8.	Franklin U. S. Government Fund, Class 2
9.	Mutual Shares Securities Fund, Classes 1, 2 and 4
10.	Templeton Developing Markets Securities Fund, Class 2
11.	Templeton Foreign Securities Fund, Class 1 and Class 2
12.	Templeton Global Bond Securities Fund, Classes 1, 2 and 4
13.	Templeton Growth Securities Fund, Class 1 and Class 2

In addition to portfolios and classes of shares listed above, any additional Portfolios and classes of shares other than Class 3 shares are included in this Schedule C listing provided that:

(1)

the General Counsel of Franklin Templeton Investments receives from a person authorized by you a written notice in the form attached (which may be electronic mail or sent by electronic mail) (“Notice”) identifying this Agreement as provided in the Notice and specifying: (i) the names and classes of shares of additional Portfolios that you propose to offer as investment options of the Separate Accounts under the Contracts; and (ii) the date that you propose to begin offering Separate Account interests investing in the additional Portfolios under the Contracts; and

(2)

we do not within ten (10) Business Days following receipt of the Notice send you a writing (which may be electronic mail) objecting to your offering such Separate Accounts investing in the additional Portfolios and classes of shares under the Contracts.

Provided that we do not object as provided above, your Notice shall amend, supplement and become a part of this Schedule C and the Agreement.

FORM OF NOTICE PURSUANT TO SCHEDULE C OF PARTICIPATION AGREEMENT

To:	General Counsel c/o

Linda Lai (Llai@frk.com;) or Kevin Kirchoff (kkircho@frk.com)

Fax: 650 525-7059

Franklin Templeton Investments

1 Franklin Parkway,

Bldg. 920, 2nd Floor

San Mateo, CA 94403

With respect to the following agreement(s) (collectively, the “Agreement”)

(please reproduce and complete table for multiple agreements):

Date of Participation Agreement:

Insurance Company(ies):

Insurance Company Distributor(s):

As provided by Schedule C of the Agreement, this Notice proposes to Franklin Templeton Variable Insurance Products Trust, and Franklin/Templeton Distributors, Inc. the addition as of the offering date(s) listed below of the following Portfolios as additional investment options listed on Schedule C:

Names and Classes of Shares of Additional Portfolios	Offering Date(s)
Listing of current classes for your reference:
Class 1 (no 12b-1 fee);
Class 2 (12b-1 fee of 25 bps); or
Class 4 (12b-1 fee of 35 bps).

Name and title of authorized person of insurance company:

Contact Information:

Amendment No. 15 to Participation Agreement

Franklin Templeton Variable Insurance Products Trust

Franklin/Templeton Distributors, Inc.

Delaware Life Insurance Company (formerly Sun Life Assurance Company of Canada (U.S.))

Delaware Life Insurance Company of New York (formerly Sun Life Insurance and Annuity Company of New York)

Clarendon Insurance Agency, Inc.

Franklin Templeton Variable Insurance Products Trust (the “Trust”), Franklin/Templeton Distributors, Inc. (the “Underwriter,” and together with the Trust, “we” or “us”), Delaware Life Insurance Company (formerly known as Sun Life Assurance Company of Canada (U.S.)), Delaware Life Insurance Company of New York (formerly known as Sun Life Insurance and Annuity Company of New York) (each of which is referred to as the “Company” or “you”), and Clarendon Insurance Agency, Inc., your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated September 16, 2002, amended subsequently as of October 24, 2003, May 4, 2004, February 25, 2005, May 2, 2005, September 1, 2005, October 1, 2006, January 29, 2007, June 5, 2007, August 1, 2007, March 1, 2008, August 29, 2008, September 16, 2010, August 1, 2011 and December 1, 2011 respectively (the “Agreement”). The parties now desire to amend the Agreement by this amendment (the “Amendment”).

WHEREAS, Sun Life Assurance Company of Canada (U.S) changed its name to Delaware Life Insurance Company, effective July 21, 2014, and renamed each Account listed on Schedule B to reflect its Delaware Life name;

WHEREAS, Sun Life Insurance and Annuity Company of New York changed its name to Delaware Life Insurance Company of New York, effective July 21, 2014, and renamed each Account listed on Schedule B to reflect its Delaware Life NY name;

and

WHEREAS, several of the Portfolios listed on Schedule C have changed their names;

WHEREAS, the parties wish to add several Portfolios to Schedule C and update Schedule G.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1.	The Agreement is hereby amended to change the name of Sun Life Assurance Company of Canada (U.S.), in each place where such name appears, to Delaware Life Insurance Company.

2.	The Agreement is hereby amended to change the name of Sun Life Insurance and Annuity Company of New York, in each place where such name appears, to Delaware Life Insurance Company of New York.

3.	Section 6.2 of the Agreement is hereby amended by replacing the first word, “You”, with the words “Upon our request, you”, so that the entire section 6.2 reads as follows:

“6.2 Upon our request, you shall furnish, or cause to be furnished to us or our designee, at least one complete copy of each registration statement, prospectus, statement of additional information, private placement memorandum, retirement plan disclosure information or other disclosure documents or similar information, as applicable (collectively “Disclosure Documents”), as well as any report, solicitation for voting instructions, Sales literature or other Promotional materials, and all amendments to any of the above that relate to the Contracts or the Accounts prior to its first use. You shall furnish, or shall cause to be furnished, to us or our designee each piece of Sales literature or other Promotional material in which the Trust or an Adviser is named, at least ten (10) Business Days prior to its proposed use. No such material shall be used unless we or our designee approve such material and its proposed use.”

4.	Schedules B, C, and G are deleted and replaced in their entirety with the Schedules B, C and G attached hereto.

5.	All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of July 31, 2020.

The Trust:	FRANKLIN TEMPLETON VARIABLE INSURANCE
Only on behalf of	PRODUCTS TRUST
each Portfolio listed
on Schedule C of
the Agreement.
	By:	/s Steven Gray
Name: Steven Gray
Title: Vice President and Secretary

The Underwriter:	FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

	By:	/s/ Daniel O’Lear
Name: Daniel O’Lear
Title: President

The Company:

DELAWARE LIFE INSURANCE COMPANY
(f/k/a Sun Life Assurance Company of Canada (U.S.))
DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
(f/k/a Sun Life Insurance and Annuity Company of New York)

	By:	/s/ Dale Uthoff
Name: Dale
Uthoff Title:
Authorized
Signer

The Distributor:	CLARENDON INSURANCE AGENCY, INC.

	By:	/s/ Thomas Seitz	Name:
Thomas Seitz
Title: Authorized Signer

Schedule B

Accounts of the Company

Name of Insurance Company and Name of Account	SEC Registration Yes/No

Delaware Life Insurance Company
1. Keyport Life Ins Co Separate Account P	No
2. Keyport Variable Account A	Yes
3. Delaware Life Variable Account F	Yes
(formerly Sun Life of Canada (U.S.) Variable Account F)
4. Delaware Life Variable Account G	Yes
(formerly Sun Life of Canada (U.S.) Variable Account G)
5. Delaware Life Variable Account H	No
(formerly Sun Life of Canada (U.S.) Variable Account H)
6. Delaware Life Variable Account I	Yes
(formerly Sun Life of Canada (U.S.) Variable Account I)
7. Delaware Life Variable Account R	No
(formerly Sun Life of Canada (U.S.) Variable Account R)
8. Delaware Life Variable Account S	No
(formerly Sun Life of Canada (U.S.) Variable Account S)
9. Delaware Life Variable Account K	Yes
(formerly Sun Life of Canada (U.S.) Variable Account K)
10. Delaware Life Variable Account M	No
(formerly Sun Life of Canada (U.S.) Variable Account M)

Delaware Life Insurance Company of New York
11. KBL Variable Account A	Yes
12. Delaware Life NY Variable Account C	Yes
(formerly Sun Life (N.Y.) Variable Account C)
13. Delaware Life NY Variable Account D	Yes
(formerly Sun Life (N.Y.) Variable Account D)
14. Delaware Life NY Variable Account E	No
(formerly Sun Life (N.Y.) Variable Account E)
15. Delaware Life NY Variable Account H	No
(formerly Sun Life (N.Y.) Variable Account H)
16. Delaware Life NY Variable Account J	Yes
(formerly Sun Life (N.Y.) Variable Account J)
17. Delaware Life NY Variable Account L	No
(formerly Sun Life (N.Y.) Variable Account L)
18.DelawareLife NY Variable Account M	No
(formerly Sun Life (N.Y.) Variable Account M)
19.DelawareLife NY Variable Account N	Yes
(formerly Sun Life (N.Y.) Variable Account N)

Schedule C

Available Portfolios and Classes of Shares of the Trust

1.	Franklin Growth and Income VIP Fund, Class 2
2.	Franklin Income VIP Fund, Class 2 and Class 4
3.	Franklin Global Real Estate VIP Fund, Class 1
4.	Franklin Small Cap Value VIP Fund, Classes 1, 2 and 4
5.	Franklin Small-Mid Cap Growth VIP Fund, Class 1
6.	Franklin Strategic Income VIP Fund, Class 2 and Class 4
7.	Franklin Templeton Allocation VIP Fund, Class 2
8.	Franklin U. S. Government Securities VIP Fund, Class 2
9.	Mutual Shares VIP Fund, Classes 1, 2 and 4
10.	Templeton Developing Markets VIP, Class 2 and 4
11.	Templeton Foreign VIP Fund, Class 1 and Class 2
12.	Templeton Global Bond VIP Fund, Classes 1, 2 and 4
13.	Templeton Growth VIP Fund, Class 1 and Class 2
14.	Franklin Allocation VIP, Class 4
15.	Franklin Rising Dividends VIP, Class 4

In addition to portfolios and classes of shares listed above, any additional Portfolios and classes of shares other than Class 3 shares are included in this Schedule C listing provided that:

(1)

the General Counsel of Franklin Templeton Investments receives from a person authorized by you a written notice in the form attached (which may be electronic mail or sent by electronic mail) (“Notice”) identifying this Agreement as provided in the Notice and specifying: (i) the names and classes of shares of additional Portfolios that you propose to offer as investment options of the Separate Accounts under the Contracts; and (ii) the date that you propose to begin offering Separate Account interests investing in the additional Portfolios under the Contracts; and

(2)

we do not within ten (10) Business Days following receipt of the Notice send you a writing (which may be electronic mail) objecting to your offering such Separate Accounts investing in the additional Portfolios and classes of shares under the Contracts.

Provided that we do not object as provided above, your Notice shall amend, supplement and become a part of this Schedule C and the Agreement.

FORM OF NOTICE PURSUANT TO SCHEDULE C OF PARTICIPATION AGREEMENT

To:	General Counsel c/o

Aivy Castillo (acastil@frk.com;) or Kevin Kirchoff (kkircho@frk.com)

Fax: 650 525-7059

Franklin Templeton Investments

1 Franklin Parkway,

Bldg. 920, 2nd Floor

San Mateo, CA 94402

With respect to the following agreement(s) (collectively, the “Agreement”)

(please reproduce and complete table for multiple agreements):

Date of Participation Agreement:	September 16, 2002, as amended

Insurance Company(ies):	Delaware Life Insurance Company Delaware Life Insurance Company of New York

Insurance Company Distributor(s):	Clarendon Insurance Agency, Inc.

As provided by Schedule C of the Agreement, this Notice proposes to Franklin Templeton Variable Insurance Products Trust, and Franklin/Templeton Distributors, Inc. the addition as of the offering date(s) listed below of the following Portfolios as additional investment options listed on Schedule C:

Names and Classes of Shares of Additional Portfolios	Offering Date(s)
Listing of current classes for your reference:
Class 1 (no 12b-1 fee);
Class 2 (12b-1 fee of 25 bps); or
Class 4 (12b-1 fee of 35 bps).
Franklin Allocation VIP Class 4	June 2, 2020
Franklin Income VIP Class 4	June 2, 2020
Franklin Mutual Shares VIP Class 4	June 2, 2020
Franklin Rising Dividends VIP Class 4	June 2, 2020
Franklin Small Cap Value VIP Class 4	June 2, 2020
Templeton Developing Markets VIP Class 4	June 2, 2020

Name and title of authorized person of insurance company:

Contact Information:

Schedule G

Addresses for Notices

To the Trust:	Franklin Templeton Variable Insurance Products
Trust
One Franklin Parkway, Building 920, Second Floor
San Mateo, California 94403
Attention: General Counsel

To the Underwriter:	Franklin/Templeton Distributors, Inc.
One Franklin Parkway, Building 920, Second Floor
San Mateo, California 94403
Attention: General Counsel

If to the Trust or the Underwriter,
with a copy to:	Franklin Templeton Investments
One Franklin Parkway, Building 920, Second Floor
San Mateo, California 94403
Attention: General Counsel

To the Company:	Delaware Life Insurance Company or
Delaware Life Insurance Company of New York
1601 Trapelo Road, Suite 30
Waltham, MA 02451
Attention: Associate General Counsel,
Product, Operations & Distribution

To the Distributor:	Clarendon Insurance Agency, Inc.
1601 Trapelo Road, Suite 30
Waltham, MA 02451
Attention: Associate General Counsel,
Product, Operations & Distribution